UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary proxy statement

[X] Definitive proxy statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

MOBILE INFRASTRUCTURE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of 2021 Annual Meeting

of Stockholders and Proxy Statement

Thursday, December 23, 2021 at 9:00 a.m., Eastern Time

Live Webcast Accessible at

https://www.virtualshareholdermeeting.com/MICORP2021

LETTER TO OUR STOCKHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Stockholders:

Please join us for the 2021 Annual Meeting of Stockholders of Mobile Infrastructure Corporation (the “Company”), which will be held virtually by live webcast on Thursday, December 23, 2021 at 9:00 a.m., Eastern Time (the “Annual Meeting”). No physical meeting will be held. The business to be conducted at the Annual Meeting is explained in the attached Notice of Meeting and Proxy Statement

We believe it has been a transformational year for the Company. On August 25, 2021, in connection with the closing of transactions entered into with the Company’s former advisor and controlling stockholder and an affiliated entity of Bombe Asset Management LLC, a Cincinnati, Ohio based alternative asset management firm, the Company transitioned to a new executive management team with experience in parking, infrastructure and other real estate assets, and Board of Directors (the “Board”) comprised of experienced corporate and public company professionals.  In addition, in connection with the closing of the tender offer completed on November 5, 2021 pursuant to the transactions, the outstanding class action litigations against the Company and its former advisor were settled. We are very pleased to move forward with the next chapter of the Company.

In furtherance of management’s growth plans for the Company, on November 2, 2021, we completed an additional $20 million strategic growth equity investment from a strategic institutional investor affiliated with the Bombe investor group and used the proceeds of that investment to acquire a 118-stall valet garage in Miami, Florida, and 450-stall garage in downtown Denver, Colorado. We are also exploring potential long-term partners for energy-efficient lighting and electric vehicle charging in our parking garages and lots.  We believe our acquisition pipeline is robust and we expect to execute on additional growth opportunities as we position the Company towards a potential listing on a national securities exchange. On November 12, 2021, we changed our name from The Parking REIT, Inc. to Mobile Infrastructure Corporation, which we believe reflects the future of the Company. We take seriously our role in the oversight of our Company's long term business strategy, which we believe is the best path to long term value creation for our stockholders.

All stockholders are cordially invited to attend the Annual Meeting.  Please follow the advance registration instructions set forth in the attached Notice of Meeting and Proxy Statement.

For further information regarding the matters to be considered and acted upon at the Annual Meeting, we urge you to carefully read the accompanying Proxy Statement.

We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business.

November 16, 2021

The Board of Directors

Manuel Chavez III                               Stephanie Hogue                                 Jeffrey B. Osher

Lorrence T. Kellar                              Danica Holley                                     Damon Jones

Shawn Nelson

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 23, 2021

Notice is hereby given  that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Mobile Infrastructure Corporation, a Maryland corporation (the “Company”), will be held on December 23, 2021, at 9:00 a.m., Eastern Time, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

At the Annual Meeting, you will be asked to consider and vote upon:

1.

The election of the seven nominees for director, with each to serve on the Board of Directors of the Company (the “Board of Directors”) until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

2.	A non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers;

3.	A non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation;

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

5.	Such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on November 12, 2021, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only record holders of our shares of common stock as of the close of business on the record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

For further information regarding the matters to be considered and acted upon at the Annual Meeting, we urge you to carefully read the accompanying Proxy Statement.  We make proxy materials available to our stockholders on the Internet.  You can access proxy materials at www.proxyvote.com.  You also may authorize your proxy via the Internet or by telephone by following the instructions on that website.  In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you.  If you received a Notice of Internet Availability of Proxy Materials, you also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the notice.  If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy.

All stockholders are cordially invited to attend the Annual Meeting.  Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast.  No physical meeting will be held. The Live Webcast will be accessible at www.virtualshareholdermeeting.com/MICORP2021. Please follow the advance registration instructions set forth in the section of the Proxy Statement titled “Questions and Answers About the Annual Meeting — How do I attend the Annual Meeting?”.

Whether or not you plan to attend, please authorize a proxy to vote your shares by one of the methods described in the accompanying Proxy Statement.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be authorized appropriately to ensure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote electronically, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.  Attendance alone is not sufficient to revoke a previously authorized proxy.

We encourage you to read the accompanying materials carefully and thank you in advance for your continued support.

By Order of the Board of Directors,

Stephanie Hogue

Stephanie Hogue

President and Secretary

November 16, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2020 are also available at www.proxyvote.com.

MOBILE INFRASTRUCTURE CORPORATION

2021 ANNUAL MEETING PROXY STATEMENT

TABLE OF CONTENTS

i

250 E. 5th Street, Suite 2110

Cincinnati, Ohio  45202

PROXY STATEMENT FOR 2021 ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON DECEMBER 23, 2021

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Mobile Infrastructure Corporation, a Maryland corporation (the “Company”), for exercise at our 2021 Annual Meeting of Stockholders (the “meeting” or “Annual Meeting”) to be held on Thursday, December 23, 2021 at 9:00 a.m., Eastern Time.  Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, the Annual Meeting will be held virtually via live webcast, subject to any adjournments or postponements.  In this Proxy Statement, unless the context requires otherwise, “we,” “us,” or “our” refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this Proxy Statement.  This Proxy Statement, the accompanying proxy card and other proxy material are first being made available to you on or about November 16, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

We are also furnishing our proxy materials to our common stockholders over the Internet in accordance with the Securities and Exchange Commission (“SEC”) rules.  The proxy materials include the Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”).  The proxy materials will be available on the Internet at www.proxyvote.com (common stockholders will need to enter their control number reflected on the notice regarding the internet availability of proxy materials that they receive).  Common stockholders will not receive printed copies of the proxy materials unless they request written copies of such materials.  A Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to each of our common stockholders of record as of the close of business on November 12, 2021 (the “Record Date”) with instructions on how to access and review the proxy materials on the Internet, how to authorize a proxy through the Internet, by telephone or through the mail as well as how to request printed copies of the proxy materials.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

We are providing you with this Proxy Statement, which contains information about the proposals to be considered and voted upon at our Annual Meeting.  To make this information easier to understand, we have presented some of the information below in a question and answer format.  These questions and answers may not address all questions that may be important to you as a stockholder of the Company.  Please refer to the more detailed information contained elsewhere in this Proxy Statement.  See also, “Where Can I Find More Information About the Company?”

1.             When and where is the Annual Meeting?

The Annual Meeting is currently scheduled to be held virtually on December 23, 2020 at 9:00 a.m., Eastern Time, via live webcast, at www.virtualshareholdermeeting.com/MICORP2021.

2.             Why is the Annual Meeting being held virtually?

Because of the COVID-19 pandemic, we believe hosting the Annual Meeting virtually will help ensure the health and well-being of our stockholders and other stakeholders.  Stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

3.             How do I attend the Annual Meeting?

The virtual Annual Meeting will be conducted on the Internet via live audio webcast. You will be able to participate online and submit your questions in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/MICORP2021, beginning at 8:30 a.m. Eastern Time on December 23, 2021.

To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:30 a.m. Eastern Time. Guests may listen to a live audio webcast of the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/MICORP2021, beginning at 8:30 a.m. Eastern Time, but are not entitled to participate.

The Annual Meeting platform is fully supported across browsers (e.g., Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you have questions regarding these procedures, please call our corporate secretary at (513) 834-5110 or by email at secretary@mobileIT.com.

4.             What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2020 (collectively, the “proxy materials”). If you received or request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

5.             How do I vote or authorize a proxy to vote my shares at the Annual Meeting?

You may authorize a proxy to vote your shares in the following manner:

•	Authorize a Proxy by Mail - Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

•	Authorize a Proxy by Telephone - Stockholders may authorize a proxy by calling 1-800-690-6903 and following the instructions provided.

•	Authorize a Proxy by Internet - Stockholders may authorize a proxy by completing the electronic proxy card at www.proxyvote.com.

In addition, stockholders of record as of the close of business on the Record Date may vote electronically at the Annual Meeting.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or other nominee regarding how to vote.  In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.  Obtaining a legal proxy may take several days. You will not be able to vote your shares at the Annual Meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting virtually; however, you will not be able to vote your shares at the Annual Meeting. We encourage you to vote your shares in advance, even if you intend to attend the Annual Meeting electronically.

6.             How can I ask questions at the Annual Meeting?

Stockholders as of the Record Date who attend and participate in the Annual Meeting at www.virtualshareholdermeeting.com/MICORP2021 will have an opportunity to submit questions via the Internet during a designated portion of the program.  Stockholders must have available their control number provided on their proxy card or voting instruction form.

If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site for assistance.  We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting.

7.          Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the proxy card on behalf of the Board, which is soliciting a proxy from you to vote your shares at the Annual Meeting.  This Proxy Statement contains information we are required to provide to you and is designed to assist you in voting your shares.

8.          Will my vote make a difference?

Yes.  Your vote is needed to ensure that the proposals can be acted upon.  YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.  We encourage you to participate in the governance of the Company.

9.          Who is entitled to vote?

All holders of common stock of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting.  The holders of the outstanding shares of Series A Convertible Redeemable Preferred Stock and Series 1 Convertible Redeemable Preferred Stock of the Company are not entitled to vote at the Annual Meeting.

10.        How many votes do I have?

Each outstanding share of our common stock, as of the close of business on the Record Date, is entitled to one vote for as many individuals as there are directors to be elected at the Annual Meeting and one vote on each of the other matters to be considered and voted upon at the Annual Meeting.  On the Record Date, there were 7,762,375 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.  Votes may not be cumulated in the election of directors.

11.        What am I voting on?

At the Annual Meeting, we will be asking you to consider and vote upon the following:

•	The election of the seven nominees for director, each to serve on the Board until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies (“Proposal No. 1”).

•	The approval of a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (“Proposal No. 2”).

•	The approval of a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (“Proposal No. 3”).

•	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal No. 4”).

•	Such other business as may properly come before the meeting or any postponement or adjournment thereof.

12.        What is the required vote for approval of each proposal?

Each proposal requires the following vote in order to be approved:

•	Proposal No. 1: Under our current charter (our “Charter”), and bylaws, and consistent with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 (the “NASAA REIT Guidelines”), the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to elect each of the nominees named in this Proxy Statement as a director. As a result, abstentions and broker non-votes, will have the effect of votes “AGAINST” each of the nominees in Proposal No. 1. You may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees or vote “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote.

•	Proposal No. 2: The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal, which is non-binding on the Company. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal.

•	Proposal No. 3: The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal, which is non-binding on the Company. In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the highest number of votes as the recommended choice of the stockholders. For purposes of this vote, abstentions and broker non-votes will have no effect on the result of the vote for this proposal.

•	Proposal No. 4: The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal. For purposes of this proposal, abstentions will have no effect on the vote and there can be no broker non-votes, as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf (see Question 5, above).

13.          Whatare our Board’s recommendations?

The Board recommends a vote:

•	“FOR” all of the seven director nominees set forth in Proposal No. 1.

•	“FOR” the approval of the non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers set forth in Proposal No. 2.

•	FOR “EVERY 3 YEARS” for the non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation set forth in Proposal No. 3.

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 under Proposal No. 4.

14.          What constitutes a quorum?

In order for us to conduct the Annual Meeting, we must have a quorum, which means that stockholders entitled to cast at least 50% of all the votes entitled to be cast on any matter at the Annual Meeting must be present in person or by proxy at the Annual Meeting.  Your shares will be counted as present at the Annual Meeting if you:

•	authorize a proxy via the Internet;

•	authorize a proxy via telephone;

•	properly submit a proxy card (even if you do not provide voting instructions); or

•	attend the Annual Meeting and vote electronically.

15.          How are abstentions and broker non-votes counted?

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are considered present for purposes of determining whether we have a quorum.

Abstentions will be counted as a vote against Proposal 1. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any other Proposal to be voted on at the Annual Meeting.

If your shares are held in the name of a brokerage firm or other nominee, the brokerage firm or nominee has discretionary voting authority to vote your shares for the ratification of the appointment of Deloitte & Touche LLP as our registered independent public accounting firm for the year ending December 31, 2021 (Proposal No. 4), because this matter is considered “routine” under the applicable rules. Broker non-votes will have the effect of a vote AGAINST Proposal 1 and will have no effect on any other Proposals.

16.          What if other matters come up at the Annual Meeting?

We are not currently aware of any other matter to be presented at the Annual Meeting other than those described in this Proxy Statement.  If any other matter not described in the Proxy Statement is properly presented at the Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.

17.          Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies.  Our officers, employees and directors may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means.  They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.  The Company has also engaged Georgeson LLC to assist it in the solicitation of proxies.  The Company has agreed to pay Georgeson LLC an initial fee of $10,000, and will reimburse it for its reasonable expenses, for its services to solicit proxies.

18.          May I revoke my proxy or change my vote?

Yes.  You may revoke your proxy or change your vote at any time before your proxy is exercised at the Annual Meeting.  If you are a holder of record, you can do this in any of the three following ways:

•	by sending a written notice to the Secretary of the Company in time to be received before the Annual Meeting, stating that you would like to revoke your proxy;

•	by completing, signing and dating another proxy card and returning it by mail in time to be received before the Annual Meeting, or by authorizing a later dated proxy by the Internet or telephone, in which case your later-authorized proxy will be recorded, and your earlier proxy revoked; or

•	by attending the Annual Meeting and voting electronically. Simply attending the Annual Meeting without voting will not revoke your proxy or change your vote.

If your shares of common stock are held in an account at a broker or other nominee and you desire to change your vote or vote electronically, you should contact your broker or other nominee for instructions on how to do so.  You will also need a legal proxy as described above in order to attend the Annual Meeting in person.

19.          Who can help answer my questions?

If you have any questions about the Annual Meeting or how to authorize your proxy, or need additional copies of this Proxy Statement, the enclosed proxy card or voting instructions, you should contact:

Georgeson LLC

1290 Avenue of Americas, 9th Floor, New York, New York 10104

All stockholders Call Toll-Free: 1-866-431-2105

20.          Where can I find more information about the Company?

We file annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company operates under the direction of the Company’s Board, the members of which are accountable to the Company and the stockholders as fiduciaries.  The Board is responsible for directing the management of the Company’s business and affairs.

Effective August 25, 2021, pursuant to the Charter and bylaws, and as contemplated the Stockholders’ Agreement dated August 25, 2021 (the “Stockholders’ Agreement”) between the Company and Color Up, LLC, a Delaware limited liability company (“Color Up”), the number of directors was increased from four to seven and Manuel Chavez III, Stephanie Hogue, Jeffrey Osher, Lorrence Kellar and Damon Jones were designated as nominees to the Board (the “Color Up Designated Directors”) by Color Up (and the Board nominated Danica Holley as a nominee to the Board (the “Incumbent Director” and, together with the Color Up Designated Director,  “New Directors”) and Messrs. Chavez, Osher, Kellar, Jones, and Meses. Hogue and Holley were elected to the Board, with terms expiring at the Annual Meeting and until their successors are duly elected and qualify.

Five of the Company’s directors are independent as determined in accordance with the Charter and the NASAA REIT Guidelines.  In accordance with the NASAA REIT Guidelines, the Charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with the Sponsor or Advisor of the Company (each as defined therein).  A director is deemed to be associated with the Sponsor or the Advisor if the director owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with the Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for the Company, or serves as a director or trustee for more than three (3) real estate investment trusts (“REITs”) sponsored by the Sponsor or advised by the Advisor.  A business or professional relationship will be deemed material per se if the gross revenue derived by the director from the Sponsor, the Advisor or any of their affiliates exceeds five percent (5%) of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis.  An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in- law is or has been associated with the Company, the Sponsor, the Advisor or any of its affiliates.  On March 29, 2019, Company and our former Advisor entered into definitive agreements to internalize the Company’s management function effective April 1, 2019 and therefore the Company no longer has an Advisor.  In addition, in connection with the August 25, 2021 transactions, the Company’s former Sponsor, MVP Capital Partners II, LLC, no longer controls the Company.  For more information regarding these transactions, see “Certain Relationships and Related Person Transactions” later in this Proxy Statement.

The Charter also provides that, upon the comment commencement of an initial public offering, a majority of the directors must be independent directors and that at least one of the independent directors must have at least three years of relevant real estate experience.  The independent directors are required to nominate replacements for vacancies among the independent directors under the Charter. The Board has determined that each of Jeffrey B. Osher, Lorrence T. Kellar, Danica Holley, Damon Jones and Shawn Nelson qualifies as an independent director under the Charter and NASAA REIT Guidelines. The Company refers to the directors who are not independent as the “Affiliated Directors.” Currently, the two Affiliated Directors are Manuel Chavez III, the Company’s Chief Executive Officer and Chairman of the Board, and Stephanie Hogue, the Company’s President.

The Company’s directors are elected by the Company’s common stockholders on an annual basis.  Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors.  The notice of any special meeting called to remove a director must indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

The Company has elected, pursuant to an election under Subtitle 8 of Title 3 of the Maryland General Corporation Law, to provide that a vacancy on our Board may be filled only by a vote of a majority of the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred and, in the case of an independent director, the director must also be nominated by the remaining independent directors.

Responsibilities of Directors

The responsibilities of the members of the Board include:

•	approving and overseeing our overall investment strategy, which consists of elements such as investment selection criteria, diversification strategies and asset disposition strategies;
•	approving and overseeing our debt financing strategies;
•	approving joint ventures and other such relationships with third parties;
•	approving a potential liquidity transaction;
•	determining our distribution policy and authorizing distributions from time to time; and
•	approving amounts available for repurchases of shares of our common stock.

The directors have duties to the Company arising from their capacity as directors of the Company.  This means that each director must perform his or her duties in good faith and in a manner each director believes to be in the Company’s best interests.  Further, each director must act with such care as an ordinarily prudent person in a like position would use under similar circumstances, including exercising reasonable inquiry when taking actions.  Our directors and executive officers will serve until their successors are elected and qualify.  The directors are not required to devote all of their time to the Company’s business and are only required to devote such time to the Company’s affairs as their duties require.  The directors meet quarterly or more frequently as necessary.

The Company will follow investment guidelines adopted by the Board and the investment and borrowing policies described in our annual report unless they are modified by our directors.  The Board may establish additional written policies on investments and borrowings and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled and are in the best interests of the Company.  Any change in our investment limitations as set forth in the Charter must be approved by the stockholders.

In order to reduce or eliminate and address certain potential conflicts of interest, the Charter requires that a majority of the Board (including a majority of the Independent Directors) not otherwise interested in the transaction approve any transaction with any of the Company’s directors, the Sponsor, the Advisor, or any of their affiliates.

Board’s Role in Risk Oversight

The Board provides supervision and oversight of our risk management processes.  Management identifies and prioritizes material risks, and each prioritized risk is referred to a Board committee or the full Board for supervision and oversight.  For example, financial risks are referred to the Audit Committee.  The Board regularly reviews information regarding our properties, loans, operations, liquidity and capital resources.  The Board informally reviews the risks associated with these items at each quarterly Board meeting and at other Board meetings as deemed appropriate.

Board Leadership Structure

The Board leadership structure is currently comprised of a combined Chairman of the Board and Chief Executive Officer and an independent Chair for each of our three standing Board committees described below. We do not have a Lead Independent Director. From time to time, the Nominating and Governance Committee and the entire Board review the Company’s leadership structure, including the positions of Chairman of the Board and Chief Executive Officer and whether the Board should have a Lead Independent Director, to ensure the interests of the Company and its stockholders are best served.  The Nominating and Governance Committee and the Board believe that the most effective leadership structure for the Company at this time is for Mr. Chavez to serve as both the Chairman of the Board and Chief Executive Officer.  Mr. Chavez’s combined role as Chairman and Chief Executive Officer serves as a bridge between the Board and management and provides unified leadership for developing and implementing our strategic initiatives and business plans.  The Board also believes that the combined Chairman and Chief Executive Officer structure provides clearer accountability to our stockholders and allows one person to speak for and lead the Company and the Board.  In addition, the Board believes that its information flow, meetings, deliberations, and decision- making processes are more focused, efficient, and effective when the Chairman and Chief Executive Officer roles are combined.  The combined role is counterbalanced and enhanced by the effective oversight and independence of the Board and independent committee Chairs.  Moreover, the Board believes that the use of executive sessions of the Independent Directors, along with the Board’s strong committee system, allow it to maintain effective oversight of management.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting the Company’s business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment.  The Code of Ethics applies to all of the Company’s officers, including the Company’s principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, as well as all members of the Board.  The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations.  The Company will provide to any person without charge a copy of the Code of Ethics, including any amendments or waivers, upon written request delivered to the Company’s principal executive office at the address listed on the cover page of this Proxy Statement. We intend to satisfy the requirements under Item 5.05 of Current Report on Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code of Ethics that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Criteria for Selecting Directors

In evaluating candidates, our Nominating and Governance Committee will consider an individual’s business and professional experience, the potential contributions they could make to our Board and their familiarity with our business.  Our Nominating and Governance Committee will consider candidates recommended by our directors, members of our management team and third parties.  Our Nominating and Governance Committee will also consider candidates suggested by our stockholders.  We do not have a formal process established for this purpose.  However, for so long as the Stockholders’ Agreement is in effect, at each stockholders’ meeting of the Company at which directors are to be elected, (i) Color Up shall be entitled, any time prior to the mailing of the applicable proxy statement of the Company, to designate for nomination five (5) Color Up Designated Directors as members of the Board (or fewer if less than seven (7) members on the Board) and (ii) the Incumbent Directors to be nominated and elected at any such stockholders’ meeting shall be designated by a majority of the Incumbent Directors then in office. The Company agrees, to the fullest extent permitted by applicable law, to include in the slate of nominees recommended by the Board (or the Nominating and Governance Committee of the Board) for election at any annual or special meeting of stockholders of the Company at which directors are to be elected to the Board (or consent in lieu of meeting) the applicable Color Up Designated Directors and Incumbent Directors and to nominate, recommend and use its reasonable best efforts to solicit the vote of stockholders of the Company to elect to the Board such slate of directors (which efforts shall, to the fullest extent permitted by applicable law, include the inclusion in any proxy statement prepared, used, delivered or publicly filed by the Company to solicit the vote of its stockholders in connection with any such meeting the recommendation of the Board that the stockholders of the Company vote in favor of the slate of directors, including the Color Up Designated Directors and Incumbent Directors).  For any meeting (or consent in lieu of meeting) of the Company’s stockholders for the election of members of the Board, the Board (or the Nominating and Governance Committee thereof) shall not nominate, in the aggregate, a number of nominees greater than the number of members of the Board.  Such nominees shall serve in a manner consistent with the terms of the Charter and Bylaws. The Company believes that the arrangement set forth above is sufficient for the evaluation of future candidates to our Board.

We do not have a formal diversity policy with respect to the composition of our Board.  However, our Nominating and Governance Committee seeks to ensure that the Board is composed of directors whose diverse backgrounds, experience and expertise will provide the Board with a range of perspectives on matters coming before the Board.

Stockholders may contact our Nominating and Governance Committee if they wish the committee to consider a proposed candidate.  Stockholders should submit the names of any candidates in writing, together with background information about the candidate, and send the materials to the attention of the Company’s Secretary at the following address: 250 E. 5th Street, Suite 2110, Cincinnati, Ohio 45202; or via email at secretary@mobileIT.com.

Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board.  Such parties can contact the Board by mail at the following address: Board of Directors of Mobile Infrastructure Corporation, c/o Secretary, 250 E. 5th Street, Suite 2110, Cincinnati, Ohio 45202; or by emailing secretary@mobileIT.com.

The Secretary will receive all communications made by these means and will distribute such communications to such member or members of the Board as they deem appropriate, depending on the facts and circumstances outlined in the communication received.  For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the Secretary to the members of the Audit Committee for review.

Stockholder Proposals

Under our current bylaws, for a stockholder proposal (including, but not limited to, nominations of candidates for director) to be properly submitted for presentation at the next annual meeting of stockholders, the Company’s secretary must have received written notice of the proposal at its principal executive offices no earlier than the 150th day and no later than 5:00 p.m. Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as such term is defined in our current bylaws) for the preceding year’s annual meeting (or, for the 2022 annual meeting of stockholders, between June 19, 2022 and 5:00 p.m., Pacific Time, on July 19, 2022, based on November 16, 2021, the date this year’s Proxy Statement is released to stockholders).  However, if the date of the 2022 annual meeting of stockholders is more than 30 days before or after December 23, 2022, the proposal must be received no earlier than the 150th day prior to the date of the 2022 annual meeting and no later than 5:00 p.m., Pacific Time, on the later of (i) the 120th day prior to the date of such meeting, as originally convened, or (ii) the tenth day following the day on which public announcement of the date of such meeting is made.  Under SEC regulations, any stockholder desiring to make a proposal to be considered for inclusion in the Company’s proxy statement for the next annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must have caused such proposal to be received at Company’s principal executive offices no later than July 19, 2022, unless the date of the 2022 annual meeting of stockholders is more than 30 days before or after December 23, 2022, in which case the proposal must be received in a reasonable time before the Company begins to print and send its proxy materials.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Based on the recommendation of the Nominating and Governance Committee of the Board, the Board nominated the seven directors listed below for election to the Board at the Annual Meeting.  All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy card as proxies will exercise the discretionary authority provided to vote for the election of a substitute nominee selected by our Nominating and Governance Committee or our Board, unless the Board alternatively acts to reduce the size of the Board or maintain a vacancy on the Board in accordance with our bylaws.  The Board has no reason to believe that any nominee listed below will be unable or unwilling to serve.

Each of the nominees meets the qualifications for directors as set forth in the Charter and bylaws and the Stockholders’ Agreement.  Each of the Company’s nominees for director elected at the Annual Meeting will serve until the next annual meeting of stockholders following their election and until his or her successor is duly elected and qualifies or until his or her earlier resignation, retirement or removal.  We believe that all of the director nominees possess the professional and personal qualifications necessary for Board service, and have highlighted particularity noteworthy attributes for each director nominee in the individual biographies below.

Directors to be Elected at the Annual Meeting

The following is some important biographical information, including the ages and recent principal occupations, as of November 12, 2021, of the Company’s director nominees. The business address of each director nominee is c/o Mobile Infrastructure Corporation, 250 E. 5th Street, Suite 2110, Cincinnati, Ohio  45202. Included in each director nominee’s biography below are the attributes of that director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board.

Name	Age	Title
Manuel Chavez III	44	Affiliated Director and Chairman of the Board
Stephanie Hogue	42	Affiliated Director
Jeffrey B. Osher	44	Independent Director
Lorrence T. Kellar	84	Independent Director
Danica Holley	49	Independent Director
Damon Jones	46	Independent Director
Shawn Nelson	55	Independent Director

Manuel Chavezhas served as our Chief Executive Officer and Chairman of the Board since August 2021. Mr. Chavez is and has been the chief executive officer and founder of Bombe Asset Management LLC, a Cincinnati, Ohio-based alternative asset management firm affiliated with Color Up (“Bombe”), since 2017. Mr. Chavez held various positions of increasing responsibility at Parking Company of America, Inc. from 1999 to 2017.  Mr. Chavez is also chief executive officer and a manager of Color Up. Mr. Chavez currently holds positions with the Greater Cincinnati Port Authority, the Cincinnati State Technical and Community College, the Cincinnati Art Museum and the Cincinnati Regional Business Committee.

Mr. Chavez was selected to serve as a director of the Company because of his significant real estate experience and expansive knowledge of the real estate industry, and his relationships with chief executives and other senior management at numerous real estate companies.  Based on the foregoing, the Board believes that Mr. Chavez will bring a unique and valuable perspective to our Board.

Stephanie Hoguehas served as our President and a member of the Board since August 2021.  Ms. Hogue has been the chief investment officer and managing partner of Bombe since 2020. From 2017 to 2020, Ms. Hogue was managing director and New York branch manager at PricewaterhouseCoopers Corporate Finance LLC, and from 2010 to 2017, Ms. Hogue was a director at PricewaterhouseCoopers Corporate Finance LLC. Ms. Hogue is also a manager of Color Up.  Ms. Hogue currently serves on the board of governors of Public Media Connect, Inc., a non-profit organization that owns southwest Ohio’s largest Public Broadcasting Service member television stations, and is a director of the Indian Hill Club.

Ms. Hogue was selected to serve as a director of the Company because of her significant experience in finance, capital markets and investing in infrastructure and real estate assets.

Jeffrey B. Osher has served as a member of the Board since August 2021.  Mr. Osher founded No Street Capital LLC, an investment management firm, in 2018.  Prior to founding No Street Capital, LLC, Mr. Osher served as a portfolio manager at Harvest Capital Strategies, LLC, an SEC-registered investment advisor, from 2005 to 2018, and as an analyst from 2002 to 2005.  Prior to his tenure at Harvest Capital Strategies, LLC, Mr. Osher was an analyst at The Dowd Company where he focused on technology and emerging growth companies. He has served on the board of directors of the Seal Family Foundation since 2016. He has also served on the board of directors of Green Dot Corporation since 2020 and was an advisor to the Green Dot Corporation’s board of directors from 2017 to 2020.  He is also a manager of Color Up.

Mr. Osher was selected to serve as a director of the Company due to his significant experience in financial services and investment and his experience as an executive and a public company director.

Lorrence T. Kellarhas served as a member of the Board since August 2021.  Mr. Kellar has been a trustee of Acadia Realty Trust since November 2003. Mr. Kellar was vice president at Continental Properties, a retail and residential developer, from 2002 until his retirement in 2009, a director of Spar Group, Inc., from 2003 to 2019 and chairman of Multi-Color Corporation from 1995 to 2012. Prior to joining Continental Properties, Mr. Kellar served as vice president of real estate with Kmart Corporation for six years and served with The Kroger Co., the United States’ largest supermarket company, for 31 years where his final position was group vice president of finance and real estate. Mr. Kellar currently serves as an emeritus trustee of Public Media Connect, Inc. a non-profit organization that owns southwest Ohio’s largest Public Broadcasting Service member television stations and an emeritus trustee of the Cincinnati Ballet.

Mr. Kellar was selected to serve as a director of the Company due to his significant management and public company experience, including in the real estate industry and as a public company executive and director and member of the audit committee.

Danica Holley has served as a member of the Board since August 2021.  Ms. Holley has served as the chief operating officer of Global Medical REIT Inc. since March 2016.  Ms. Holley’s business development and management experience spans more than 18 years with an emphasis on working in an international environment.  She has extensive experience in international program management, government procurement, and global business rollouts and start-ups. As executive director for Safe Blood International Foundation since April 2008, she oversaw national health initiatives in Africa and Asia, including an Ebola response project. Ms. Holley has held management positions as director of strategy, corporate business development for WorldSpace, Inc. from 1997 to 2000, director of marketing for corporate and business at ISI Professional Services from 2000 to 2001 and director of administration at Tanzus Development from 1996 to 1997 and SK&I Architectural Design Group, LLC from 2003 to 2007.

Ms. Holley was selected to serve as a director of the Company due to her significant business development and management experience, including as an executive officer at a publicly traded REIT that has had a similar growth trajectory to the Company.

Damon Joneshas served as a member of the Board since August 2021.  Mr. Jones has served as the chief communications officer of The Procter & Gamble Company (“P&G”) since April 2020.  He served as vice president, global communications & advocacy at P&G from July 2018 to April 2020, and prior to that, as director, global company communications from August 2015 to June 2018.  Prior to that, Mr. Jones held various other positions with increasing responsibility at P&G since 1997.

Mr. Jones was selected to serve as a director of the Company due to his significant communications experience and his experience as a public company executive.

Shawn Nelson has served as a member of the Board since January 2019.  Mr. Nelson has served as the chief assistant district attorney of Orange County, California since January 2019.  Mr. Nelson had served as a member of the Orange County Board of Supervisors in Orange County, California, since June 2010, serving as chairman in 2013 and 2014.  Mr. Nelson previously served on the board of directors of the Southern California Regional Rail Authority (Metrolink) and was the former chairman.  He was also previously a director of the Orange County Transportation Authority having served as the chair in 2014 and is a director of the South Coast Air Quality Management District, Southern California Association of Governments, Transportation Corridor Agency, Foothill/Eastern, Southern California Water Committee, Orange County Council of Governments and Orange County Housing Authority Board of Commissioners.  Mr. Nelson resigned from his positions on the board of the Southern California Regional Rail Authority and the Orange County Transportation Authority effective in January 2019.  From 1994 to 2010, Mr. Nelson was the managing partner of the law firm of Rizio & Nelson.  From 1992 to 1994, he was the leasing director/project manager of S&P Company.  Prior to that, from 1989 to 1992, Mr. Nelson served as the leasing director/acquisitions analyst for IDM Corp and from 1988 to 1989 he served as a construction superintendent for Pulte Homes.  Mr. Nelson has a Bachelor of Science degree in business with a certificate in real property development from the University of Southern California and a Juris Doctor Degree from Western State University College of Law.

Mr. Nelson was selected to serve as a director of the Company due to his legal background and significant experience in the real estate industry and his experience as a director.

Vote Required

Under the Charter and bylaws, and consistent with the requirements of the NASAA REIT Guidelines, the affirmative vote of the holders of a majority of the shares of our common stock entitled to vote who are present in person or by proxy at the Annual Meeting is required to elect the nominees named in this Proxy Statement as a director.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR, WITH EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR IS DULY ELECTED AND QUALIFIES.

Board Committees

The Board has delegated various responsibilities and authority to three standing committees.  Each committee regularly reports on its activities to the full Board.  The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are composed entirely of independent directors.  The table below sets forth the current membership of the three standing committees of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance
Jeffrey B. Osher		Chair
Lorrence T. Kellar	Chair
Danica Holley	X	X	X
Damon Jones			Chair
Shawn Nelson	X	X	X

Audit Committee

The Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary.  The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.  The Audit Committee is comprised of three directors, each of whom is an independent director.  The Company’s Audit Committee consists of Lorrence T. Kellar, Danica Holley and Shawn Nelson.  Mr. Kellar serves as chair of the Audit Committee.  The Board also determined that Mr. Kellar is the Audit Committee’s “financial expert”.  The Audit Committee held five meetings in the year ended December 31, 2020.  The Audit Committee charter is available at http://www.mobileIT.com.

Compensation Committee

The Compensation Committee establishes and oversees the Company’s compensation programs and arrangements applicable to its executive officers, including, without limitation, salary, incentive compensation, equity compensation and perquisite programs, and amounts to be awarded or paid to individual officers under those programs and arrangements, or makes recommendations to the Board regarding approval of the same.  The Company’s Compensation Committee is comprised of three directors, each of whom is an independent director: Jeffrey B. Osher, Danica Holley and Shawn Nelson.  Mr. Osher serves as chair of the Compensation Committee.  The Compensation Committee held six meetings in the year ended December 31, 2020.  The Compensation Committee charter is available at http://www.mobileIT.com.

Nominating and Governance Committee

The Nominating and Governance Committee (formerly, the Nominating Committee) is responsible for establishing the requisite qualifications for directors, identifying and recommending the nomination of individuals qualified to serve as directors and recommending directors for each board committee.  The Nominating and Governance Committee also establishes corporate governance practices in compliance with applicable regulatory requirements and consistent with the highest standards and recommends to the Board the corporate governance guidelines applicable to the Company.  The Nominating and Governance Committee will consider candidates recommended by stockholders.  The Company’s Nominating and Governance Committee is comprised of three directors, each of whom is an independent director: Danica Holley, Damon Jones and Shawn Nelson.  Mr. Jones serves as chair of the Nominating and Governance Committee.  The Nominating and Governance Committee held three meetings in the year ended December 31, 2020.  The Nominating and Governance Committee charter is available at http://www.mobileIT.com.

Board Meetings and Annual Stockholder Meeting

The Board held 18 meetings during the fiscal year ended December 31, 2020.  Each then director attended at least 75% of the board and committee meetings during the period in which they served in 2020.  Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meeting of Stockholders, the Company encourages all of our directors to attend. One of our then directors attended the Company’s 2020 Annual Meeting of Stockholders held on December 28, 2020.

DIRECTOR COMPENSATION

Until November 16, 2021, each independent director received an annual cash retainer of $70,000, pro-rated for any partial year of service, with an additional $15,000 annual retainer (prorated for a partial term) paid to the Audit Committee chairperson.

Effective November 16, 2021, each independent director will receive an annual cash retainer of $70,000, pro-rated for any partial year of service.  An additional $15,000 in cash will also be paid to the chair of the Audit Committee and $10,000 in cash will also be paid to the chairs of the Compensation Committee and the Nominating and Governance Committee.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board.  Directors who are also employees of the Company are not entitled to any compensation for services rendered as a director.  The Compensation Committee previously retained FTI Consulting as its independent consultant to provide guidance on various aspects of our independent director compensation program and to assist the Compensation Committee in designing an executive compensation program.

Independent Directors

Under the Company’s independent director compensation program in effect for the year ended December 31, 2020, the Company paid each independent director an annual retainer of $70,000 (prorated for a partial term), with an additional $15,000 annual retainer (prorated for a partial term) paid to the Audit Committee chairperson.

The following table sets forth information with respect to our independent director compensation during the year ended December 31, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	Total ($)
Michael V. Shustek[2]	$ -	$ -	$ -
John E. Dawson[3]	87,500	23,500	111,000
Robert J. Aalberts[4]	61,250	23,500	84,750
Nicholas Nilsen[5]	61,250	23,500	84,750
Shawn Nelson	96,250	23,500	119,750
Total	$ 306,250	$ 94,000	$ 400,250

____________________

[1]	Each of the Company’s independent directors were awarded 2,000 shares of the Company’s common stock at a price of $11.75 per share during the year ended December 31, 2020.

[2]

Mr. Shustek, the former Chief Executive Officer and Chairman of the Board, did not receive compensation for his services to the Board in 2020. Mr. Shustek’s 2020 compensation is described in the section below, titled “Summary Compensation Table.” Mr. Shustek resigned from all executive positions at the Company and all of the Company’s subsidiaries, including as Chief Executive Officer and Chairman of the Board, on August 25, 2021.

[3]	Mr. Dawson served as our Lead Independent Director for 2020 and as the chair of the Audit Committee for 2020. Mr. Dawson resigned from the Board on August 25, 2021.

[4]	Mr. Aalberts resigned from the Board on August 25, 2021.

[5]	Mr. Nilsen did not stand for re-election at the Company’s 2020 Annual Meeting of Stockholders held on December 28, 2020.

EXECUTIVE OFFICERS

The following is some important biographical information, including the ages and recent principal occupations, as of November 12, 2021, of the Company’s executive officers. The business address of the executive officers is c/o Mobile Infrastructure Corporation, 250 E. 5th Street, Suite 2110, Cincinnati, Ohio  45202.

Name	Age	Title
Manuel Chavez III	44	Chairman of the Board and Chief Executive Officer
Stephanie Hogue	42	President and Secretary
J. Kevin Bland	58	Chief Financial Officer and Treasurer

Please see “Proposal No. 1: Election of Directors — Directors of the Company” for information regarding Mr. Chavez and Ms. Hogue.  There are no family relationships among our executive officers and directors.

J. Kevin Blandhas served as our Chief Financial Officer and Treasurer since 2018.  Mr. Bland is a certified public accountant and has over 25 years of experience as a financial professional and executive.  Mr. Bland served as chief financial officer of UMTH General Services, L.P. from June 2008 to November 2018.  From 2007 to 2008, Mr. Bland served as vice president, controller and principal accounting officer of Pizza Inn, Inc.  Mr. Bland spent three years with Metromedia Restaurant Group as vice president, controller from 2005 to 2007 and accounting manager from 2001 to 2002.  From 2003 to 2005, Mr. Bland was company controller of Sendera Investment Group, LLC and controller of a homebuilding and land division with Lennar Corporation in Dallas, Texas from 2002 to 2003.  Mr. Bland began his career with Ernst & Young in 1989.  Mr. Bland earned a bachelor’s degree in accounting from The University of Texas at Austin in 1985 and an MBA from Texas Christian University in 1989.

EXECUTIVE COMPENSATION

The following “Summary Compensation Table” and footnotes summarize the total compensation of the Company’s named executive officers for the year ended December 31, 2020.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)[1]	Bonus ($)	Stock Awards ($)	All Other Compensation ($)[1]	Total ($)
Manuel Chavez III[2] Chief Executive Officer	2020	-	-	-	-	-
Stephanie Hogue[3] President and Secretary	2020	-	-	-	-	-
J. Kevin Bland Chief Financial Officer and Treasurer	2020 2019	$250,000 $125,000	$50,000 $90,000	$50,000 -	- -	$350,000 $215,000
Michael V. Shustek[2] Former Chief Executive Officer	2020 2019	$550,000 $275,000	- $125,000	- -	- -	$550,000 $400,000
Daniel Huberty[3] Former President and Chief Operating Officer	2020 2019	$300,00 $150,000	- -	- -	- -	$300,000 $150,000

____________________________________________________________________

[1]	2019 Salary reflects the amount that was paid to the named executive officers by the Company commencing on July 1, 2019, subsequent to the termination of a prior employee leasing arrangement.

[2]

Mr. Shustek resigned from all executive positions at the Company and all of the Company’s subsidiaries, including as Chief Executive Officer of the Company, effective August 25, 2021. The Board appointed Manuel Chavez III as Chief Executive Officer, effective August 25, 2021. For additional information with respect to this Mr. Shustek’s resignation, please see the section entitled “Certain Related Person Transactions” and the section entitled “Potential Payments Upon Termination or Change in Control” in this Proxy Statement.

[3]

Mr. Huberty resigned as the Company’s President and Chief Operating Officer, effective August 25, 2021. The Board appointed Stephanie Hogue as President, effective August 25, 2021 and the Board appointed Ms. Hogue as President and Secretary, effective October 5, 2021. Pursuant to the terms of Mr. Huberty’s employment agreement, in connection with his resignation, Mr. Huberty received a severance payment in the amount of $600,000, less applicable taxes and withholding. For additional information with respect to this agreement and Mr. Huberty’s separation, please see the section entitled “Certain Related Person Transactions” and the section entitled “Potential Payments Upon Termination or Change in Control” in this Proxy Statement.

Compensation Philosophy

Our named executive officers receive a base salary to compensate them for services rendered to the Company.  The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.  The named executive officer’s base salaries are set forth in employment agreements with the Company described below.

Any annual bonus or incentive pay for our named executive officers is discretionary and determined by the Compensation Committee for the Chief Executive Officer and by the Compensation Committee with appropriate input from the Chief Executive Officer for the President and Chief Operating Officer and the Chief Financial Officer.  The actual annual cash bonuses awarded to each named executive officer for 2020 performance are set forth above in the Summary Compensation Table in the column entitled “Bonus.”

Equity Compensation

As described below under “Employment Agreements”, pursuant to the 2019 Employment Agreements (as defined below), certain of our named executive officers were eligible to receive an annual target equity award.  In light of the Company’s common stock not being listed on a public exchange during 2020, no equity compensation was awarded to the Company’s named executive officers in 2020.

Retirement Plans and Health and Welfare Benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements.  None of our named executive officers participated in the Company’s 401(k) retirement savings plan in 2020.  The Internal Revenue Code (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan.  We are permitted to make Safe Harbor matching contributions under the 401(k) plan as follows: 100% of the first 3% of the participant’s compensation and 50% up to the next 2% of the participant’s compensation, with these matching contributions being fully vested as of the date on which the contribution is made.  We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.  We do not currently provide for pension plans, supplemental retirement plans or deferred compensation plans for our named executive officers.

Our named executive officers are eligible to participate in the health insurance, life insurance, disability benefits and other welfare programs that are provided generally to our employees.

Perquisites and Other Personal Benefits

We do not currently provide our named executive officers with any material perquisites or other personal benefits.

Employment Agreements

2019 Employment Agreements

The Company entered into employment agreements (collectively, the “2019 Employment Agreements”) with each of our then serving named executive officers on March 29, 2019.

As part of the Company’s transition to self-management, the Compensation Committee retained FTI Consulting as an independent compensation consultant to advise the Compensation Committee with respect to the terms of the 2019 Employment Agreements.

The following is a brief summary and discussion of the terms of the 2019 Employment Agreements.

Term.  Each of the 2019 Employment Agreements provides for a three-year initial term that commenced on July 1, 2019 and ends on the third anniversary of such date.  Thereafter, the employment term extends automatically for successive one-year periods unless either the executive or the Company provides notice of non-renewal to the other party at least ninety (90) days before the end of the then-existing term.

Duties.  The 2019 Employment Agreements provide that the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer will perform duties and provide services to us that are customarily associated with the duties, authorities and responsibilities of persons in similar positions, as well as such other duties as may be assigned from time to time.  The 2019 Employment Agreements also provide that the executives generally will devote substantially all of their business time and attention to the business and affairs of the Company, except that the executives may engage in certain outside activities that do not materially interfere with the performance of their duties.

Compensation.  The 2019 Employment Agreements provide that the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer will receive an annual initial base salary of $550,000, $300,000 and $250,000, respectively.  The Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer will be eligible to receive a target annual incentive award of not more than $250,000, $153,000 and $50,000, respectively, and each will be eligible to receive an annual target equity award of not more than $1,000,000, $153,000 and $130,000 in the form of restricted shares of common stock, respectively.  Each annual equity award shall vest equally in annual installments over a three-year period.  The amounts and conditions for the payment and vesting (as applicable) of each target annual incentive award and each annual target equity award will be determined by the Compensation Committee.  The Company, at its discretion, may pay any target annual incentive awards payable to the Chief Operating Officer or the Chief Financial in cash or shares of common stock.  Each of the executives will be eligible to participate in employee benefit programs made available to the Company’s employees from time to time and to receive certain other perquisites, each as set forth in their respective 2019 Employment Agreements.

Severance Payments.  The Chief Executive Officer 2019 Employment Agreement provides that, subject to the execution of a release and other conditions set forth in the Chief Executive Officer 2019 Employment Agreement, upon a “qualifying termination” (as defined in the Chief Executive Officer Employment Agreement), the Chief Executive Officer will be entitled to severance based on a multiple of the total of the Chief Executive Officer’s then-current annual base salary plus the amount of the last annual incentive award earned by the Chief Executive Officer in the year prior to termination (referred to herein as “total cash compensation”).  If the qualifying termination results from the death or disability of the Chief Executive Officer, the Chief Executive Officer will be entitled to severance equal to one times (lx) his total cash compensation.  If the Chief Executive Officer is terminated by the Company without “cause” (as defined in the Chief Executive Officer 2019 Employment Agreement), or the Chief Executive Officer quits for “good reason” (as defined in the Chief Executive Officer 2019 Employment Agreement) or the Company elects not to renew the term of the Chief Executive Officer 2019 Employment Agreement, then the Chief Executive Officer will be entitled to severance equal to two times (2x) his total cash compensation.  In the event that any qualifying termination occurs on or within twelve (12) months after a change in control of the Company, the Chief Executive Officer will be entitled to severance equal to three times (3x) his total cash compensation.

The Chief Operating Officer and the Chief Financial Officer 2019 Employment Agreements provide that, subject to the execution of a release and other conditions set forth in the 2019 Employment Agreements, the Chief Operating Officer and the Chief Financial Officer will be entitled to receive severance based on a multiple of the sum of their annual base salary and target annual incentive award (referred to herein as “total cash compensation”).  If the Chief Operating Officer is terminated due to his death or disability or if the Chief Operating Officer 2019 Employment Agreement is not renewed by the Company during the first five years of the term of such agreement, then the Chief Operating Officer will be entitled to severance equal to one times (lx) his total cash compensation.  Such severance is not payable if the Chief Operating Officer 2019 Employment Agreement is not renewed by the Company after the first five years of the term.  If the Chief Operating Officer is terminated without “cause” or the Chief Operating Officer quits for “good reason,” (each as defined in the Chief Operating Officer 2019 Employment Agreement), he will be entitled to severance equal to two times (2x) his total cash compensation.  If the Chief Financial Officer is terminated due to his death or disability, he is terminated by the Company without “cause” or he quits for “good reason,” (each as defined in the Chief Financial Officer 2019 Employment Agreement) then the Chief Financial Officer will be entitled to severance equal to one times (lx) his total cash compensation.  If the Chief Financial Officer is terminated without “cause” or quits for “good reason”, in each case, on or within twelve (12) months after a change in control of the Company, then the Chief Financial Officer will be entitled to severance equal to one and one- half times (1.5x) his total cash compensation.

Upon termination where severance is due and payable, the 2019 Employment Agreements also provide that the executives will be entitled to receive (i) unpaid base salary earned through the termination date; (ii) any restricted shares of common stock that have vested as of the termination date; (iii) all other equity-based awards held by the executive (which, to the extent subject to time-based vesting, will vest in full at the termination date); (iv) health insurance coverage, including through COBRA, for an 18 month period following the termination date (other than, with respect to the Chief Operating Officer and the Chief Financial Officer in the event of a termination due to death, disability or non-renewal); and (v) reimbursements of unpaid business expenses.

Non-Competition, Non-Solicitation and Confidentiality.  Each 2019 Employment Agreement provides that for a two-year period following the termination of the executive’s employment with us, the executive will not solicit our employees or consultants or any of our customers, vendors or other parties doing business with us.  Pursuant to that certain Contribution Agreement, effective as of April 1, 2019, by and among the Company, VRMI, VRMII, MVP Realty Advisors, LLC d/b/a The Parking REIT Advisors and Michael V. Shustek, the Chief Executive Officer has agreed not to compete with us for a period of three years after the effective date of such agreement.  Pursuant to the Chief Operating Officer and Chief Financial Officer 2019 Employment Agreements, each of the Chief Operating Officer and the Chief Financial Officer has agreed not to compete with us for a period of two years following the termination of their employment with us.  Each 2019 Employment Agreement also contains covenants relating to the treatment of confidential information, Company property and certain other matters.

On August 25, 2021, Michael V. Shustek resigned from all executive positions he held at the Company and all of the Company’s subsidiaries, including as Chief Executive Officer of the Company, and from the Board of the Company.  Also on August 25, 2021, Daniel Huberty resigned from all executive positions he held at the Company, including as President and Chief Operating Officer. The 2019 Employment Agreements with respect to Messrs. Shustek and Huberty terminated on August 25, 2021 in connection with their resignations.

The 2019 Employment Agreement with the Company’s Chief Financial Officer, J. Kevin Bland, remains in effect.

2021 Employment Agreements

In connection with their employment, the Company entered into employment agreements (collectively, the “2021 Employment Agreements”) with each of Manuel Chavez III and Stephanie Hogue on August 25, 2021. The Compensation Committee retained an independent compensation consultant to assist in determining Mr. Chavez’s and Ms. Hogue’s compensation packages under the 2021 Employment Agreements.

The following is a brief summary and discussion of the terms of the 2021 Employment Agreements:

Term.  Each of the 2021 Employment Agreements provides for a three-year initial term that commences on the Employment Effective Date (as defined in each of the 2021 Employment Agreements) and ends on the third anniversary of such date.  Thereafter, the employment term extends automatically for successive one-year periods unless either the executive or the Company provides notice of non-renewal to the other party at least ninety (90) days before the end of the then-existing term.

Duties.  The 2021 Employment Agreements provide that the Chief Executive Officer and the President will perform duties and provide services to us that are customarily associated with the duties, authorities and responsibilities of persons in similar positions as well as such other duties as may be assigned from time to time. The 2021 Employment Agreements also provide that the executives generally will devote substantially all of their business time and attention to the business and affairs of the Company, except that the executives may engage in certain outside activities that do not materially interfere with the performance of their duties, including serving as an officer and other capacities with respect to Color Up and its affiliates.

Compensation. The 2021 Employment Agreements provide that the Chief Executive Officer and President will receive an annual initial base salary of $600,000 and $450,000, respectively.  The Chief Executive Officer and President will be eligible to receive a target annual bonus of not more than 33.33% of their base salary, and each will be eligible to receive an annual target equity award of not more than $1,000,000, and $600,000 in restricted shares of common stock, respectively.  Each annual equity award shall vest equally in annual installments over a three-year period.  The amounts and conditions for the payment and vesting (as applicable) of each target annual incentive award and each annual target equity award will be determined by the Compensation Committee.  The Chief Executive Officer and President have the right to elect to receive their base salary and their target annual bonus payments in the form of restricted shares of common stock.  Each of the executives will be eligible to participate in employee benefit programs made available to the Company’s employees from time to time and to receive certain other perquisites, each as set forth in their respective 2021 Employment Agreements. In addition, the Chief Executive Officer and the President will receive $2,000,000 and $1,200,000 in unvested restricted shares of common stock, respectively, which shares shall vest only upon the occurrence of a Liquidity Event (as defined in the 2021 Employment Agreements), within three years of the effective date of the 2021 Employment Agreements, provided that the Chief Executive Officer and President, respectively, remain employed with the Company on the date of the Liquidity Event, unless such officer is terminated by the Company without cause or resigns for good reason within 180 days of a Liquidity Event.  The Compensation Committee retained an independent compensation consultant to assist in determining the Chief Executive Officer’s and President’s compensation packages.

Severance Payments.  The 2021 Employment Agreements provide that, subject to the execution of a release and other conditions set forth in the 2021 Employment Agreements, upon a “qualifying termination” (as defined in the 2021 Employment Agreements), the executives will be entitled to severance based on a multiple of the total of each executive’s then-current annual base salary plus the amount of the Target Bonus Amount (as defined in the 2021 Employment Agreements) for the Company’s most recently completed fiscal year prior to termination (referred to herein as “total cash compensation”).  If the qualifying termination results from the death or disability of the executive, the executive will be entitled to severance equal to one times (1x) their total cash compensation.  If the executive is terminated by the Company without “cause” (as defined in the 2021 Employment Agreements), the executive quits for “good reason” (as defined in the 2021 Employment Agreements) or the Company elects not to renew the term of the 2021 Employment Agreements, then the executive will be entitled to severance equal to two times (2x) their total cash compensation.   In the event that any qualifying termination occurs on or within twelve (12) months after a change in control of the Company, the executives will be entitled to severance equal to three times (3x) their total cash compensation.

Upon termination where severance is due and payable, the 2021 Employment Agreements also provide that the executives will be entitled to receive (i) unpaid base salary earned through the termination date; (ii) any restricted shares of common stock that have vested as of the termination date; (iii) all other equity-based awards held by executive, to the extent subject to time-based vesting, will vest in full at the termination date; (iv) health insurance coverage, including through COBRA, for an 18 month period following the termination date; and (v) reimbursements of unpaid business expenses.

Non-Competition, Non-Solicitation and Confidentiality.  The 2021 Employment Agreements provide that for a two-year period following the termination of an executive’s employment with us, each of the executives will not solicit our employees or consultants or any of our customers, vendors or other parties doing business with us.  Pursuant to the 2021 Employment Agreements, each of the executives has agreed not to compete with us for a period of two years following the termination of their employment with us.  Each 2021 Employment Agreement also contains covenants relating to the treatment of confidential information, company property and certain other matters. The 2021 Employment Agreements also contain a non-disparagement covenant.

Long-Term Incentive Plan

The Board adopted the Company’s 2015 Incentive Plan (the “Long-Term Incentive Plan”) which the Company may use to attract and retain qualified directors, officers, employees and consultants.  The Long-Term Incentive Plan will offer these individuals an opportunity to participate in the Company’s growth through awards in the form of, or based on, the Company’s common stock.  The Company does not currently expect to issue awards under the Long-Term Incentive Plan prior to such time as the Company’s stock becomes publicly traded, although it may do so in the future, including possible equity grants to the Company’s independent directors as a form of compensation.

The Long-Term Incentive Plan authorizes the granting of restricted stock, stock options, stock appreciation rights, restricted or deferred stock units, dividend equivalents, other stock-based awards and cash-based awards to directors, officers, employees and consultants of the Company and the Company’s affiliates selected by the Board for participation in the Long-Term Incentive Plan.  Stock options granted under the Long-Term Incentive Plan will not exceed an amount equal to 10% of the outstanding shares of the Company’s common stock on the date of grant of any such stock options.  Stock options may not have an exercise price that is less than the fair market value of a share of the Company’s common stock on the date of grant.

The Board or a committee appointed by its Board will administer the Long-Term Incentive Plan, with sole authority to determine all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals.  No awards will be granted under the Long-Term Incentive Plan if the grant or vesting of the awards would jeopardize the Company’s status as a Real Estate Investment Trust under the Code or otherwise violate the ownership and transfer restrictions imposed under its Charter.  Unless otherwise determined by the Board, no award granted under the Long-Term Incentive Plan will be transferable except through the laws of descent and distribution.

The Company has authorized and reserved an aggregate maximum number of 500,000 common shares for issuance under the Long-Term Incentive Plan.  In the event of a transaction between the Company and its stockholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the Long-Term Incentive Plan will be adjusted proportionately and the Board will make such adjustments to the Long-Term Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.  In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Long-Term Incentive Plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

The Board may, in its sole discretion, at any time, determine that all or a portion of a participant’s awards will become fully vested.  The Board may select among participants or among awards in exercising such discretion.  The Long-Term Incentive Plan will automatically expire on the tenth anniversary of the date on which it is approved by the Board and stockholders, unless extended or earlier terminated by the Board.  The Board may terminate the Long-Term Incentive Plan at any time.  The expiration or other termination of the Long-Term Incentive Plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the Long-Term Incentive Plan expires or is terminated.  The Board may amend the Long-Term Incentive Plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the Long-Term Incentive Plan will be effective without the approval of the Company’s stockholders if such approval is required by any law, regulation or rule applicable to the long-term incentive plan.

During the years ended December 31, 2020 and 2019, no grants were made under the Long-Term Incentive Plan.

2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

During the years ended December 31, 2020 and 2019, no grants were made under the Long-Term Incentive Plan or otherwise to our then-named executive officers and there were no outstanding equity awards as of either date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our 2019 Employment Agreements and 2021 Employment Agreements provide for certain severance payments and vesting of shares of our common stock to our named executive officers in certain circumstances in connection with a qualifying termination, including following a change in control of the Company as further described above under “Employment Agreements”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

 AND MANAGEMENT

Directors and Executive Officers

The following table sets forth the total number and percentage of common stock beneficially owned as of November 12, 2021, by:

•	Each director and director nominee;
•	Each of our named executive officers set forth in the section entitled “Executive Compensation – Summary Compensation Table” in this Proxy Statement; and
•	All our current executive officers and directors as a group.

	Common Shares Beneficially Owned
Name and Address*	Number	Percent
Manuel Chavez III[1]	2,624,831	33.81%
Stephanie Hogue[1]	2,624,831	33.81%
Jeffrey B. Osher[1]	2,624,831	33.81%
J. Kevin Bland	4,255	**
Lorrence T. Kellar	-	-
Danica Holley	-	-
Damon Jones	-	-
Shawn Nelson	2,000	**
Michael V. Shustek	-	-
Dan Huberty	3,599	**
John E. Dawson	4,570	**
Robert J. Aalberts	2,000	**
Nicholas Nilsen	4,141	**

All directors and executive officers as a group (eight persons)	2,645,396	33.81%

______________________________________________________

*

Unless otherwise noted, (i) the percentage ownership is calculated based on 7,762,375 shares of our total outstanding common stock as of November 12, 2021, and (ii) the business address of the individuals named above is c/o Mobile Infrastructure Corporation, 250 E. 5th Street, Suite 2110, Cincinnati, Ohio 45202. The business address for Michael V. Shustek, c/o Vestin Realty Mortgage II, Inc., 9130 W. Post Road, Suite 130, Las Vegas, Nevada 89148. The business address for Robert J. Aalberts is 311 Vallarte Drive, Henderson, Nevada 89014. The business address for Nicholas Nilsen is 3074 Soft Horizon Way, Las Vegas, Nevada 89135.

**	Less than one percent.

[1]

Based on a Schedule 13D/A filed with the SEC by Mr. Chavez, Ms. Hogue, Mr. Osher, Color Up and HSCP Strategic III, L.P., a Delaware limited partnership and member of Color Up (“HS3”), on November 9, 2021. The shares of common stock are directly owned by Color Up. The amounts included in the above table exclude: (i) the 7,481,623 shares of common stock which may be issued upon redemption of the 7,481,623 Common Units (“OP Units”) of MVP REIT II Operating Partnership, L.P, a Delaware limited partnership (the “Operating Partnership”) of which the Company is the sole general partner owned by Color Up; (ii) the 1,702,128 shares of common stock which may be issued upon redemption of the 1,702,128 OP Units owned by HS3; or (iii) the 425,532 shares of common stock which may be issued upon redemption of the 425,532 OP Units which HS3 may purchase upon exercise of the 425,532 Class A Units it owns, subject to adjustment as provided in the Class A Unit Agreement, all as further described below in “Certain Related Person Transactions”. The Company may elect, at its option, to pay cash in lieu of issuing shares of common stock for all or any redeemed OP Units. The amounts included in the above table also exclude the shares of common stock issuable upon the exercise of warrants held by Color Up. Each identified reporting person in the Schedule 13D/A beneficially owned 2,624,831 shares of Common Stock as of November 9, 2021. Color Up has sole dispositive power over all 2,624,831 shares of Common Stock and sole voting power over all 2,624,831 shares of common stock. Each of Mr. Chavez, Ms. Hogue, Mr. Osher and HS3 has shared dispositive power over all shares of common stock and shared voting power over all shares of common stock.

[2]	The amounts included in the above table exclude 1,750 shares of common stock issuable upon the exercise of warrants held by Mr. Dawson.

Principal Stockholders

Shown below is certain information as of November 9, 2021, with respect to beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of shares of common stock by the only persons or entities known to us to be a beneficial owner of more than 5% of the outstanding shares of common stock. Unless otherwise noted, the percentage ownership is calculated based on 7,762,375 shares of our common stock outstanding as of November 12, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Color Up, LLC[1] Manuel Chavez III Stephanie Hogue Jeffrey B. Osher 250 E. 5th Street, Suite 2110 Cincinnati, Ohio 45202	Sole voting and investment power of 2,624,831 shares[1]	33.81%

HSCP Strategic III, L.P.[1] 503 Montgomery Street, Suite 1250 San Francisco, California 94111	Shared investment power of 2,624,831 shares[1]	33.81%

[1]

Based solely on a Schedule 13D/A filed with the SEC by Mr. Chavez, Ms. Hogue, Mr. Osher, Color Up and HS3 on November 9, 2021. The shares of common stock are directly owned by Color Up. The amounts included in the above table exclude: (i) the 7,481,623 shares of common stock which may be issued upon redemption of the 7,481,623 OP Units owned by Color Up; (ii) the 1,702,128 shares of common stock which may be issued upon redemption of the 1,702,128 OP Units owned by HS3; or (iii) the 425,532 shares of common stock which may be issued upon redemption of the 425,532 OP Units which HS3 may purchase upon exercise of the 425,532 Class A Units it owns, subject to adjustment as provided in the Class A Unit Agreement, all as further described below in “Certain Related Person Transactions”. The Company may elect, at its option, to pay cash in lieu of issuing shares of common stock for all or any redeemed OP Units. The amounts included in the above table also exclude the shares of common stock issuable upon the exercise of warrants held by Color Up. Each identified reporting person in the Schedule 13D/A beneficially owned 2,624,831 shares of Common Stock as of November 9, 2021. Color Up has sole dispositive power over all 2,624,831 shares of Common Stock and sole voting power over all 2,624,831 shares of common stock. Each of Mr. Chavez, Ms. Hogue, Mr. Osher and HS3 has shared dispositive power over all shares of common stock and shared voting power over all shares of common stock.

PROPOSAL NO. 2 – ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE

COMPENSATION

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the section entitled “Executive Compensation” in this Proxy Statement.

Our executive compensation is designed to reward executive performance that contributes to our success and increases stockholder value, while encouraging behavior that is in our and our stockholders’ long-term best interests.

Because your vote is advisory, it will not be binding upon our Board or our Compensation Committee; however, our Board values stockholders’ opinions and our Compensation Committee will take into account the outcome of the vote, among other things, when considering future executive compensation decisions.

Our Board recommends that stockholders vote for the following resolution:

RESOLVED: That the stockholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement.

Vote Required

The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES TO

APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the frequency with which stockholders wish to have a non-binding advisory vote on the compensation of the Company’s named executive officers; in other words, how often a proposal similar to this year's Proposal No. 2 will be included in the matters to be voted on at future annual meetings of stockholders. The choices available under Section 14A of the Exchange Act are every year, every other year or every three years.

After consideration, the Board recommends that stockholders select “every three years” as the desired frequency for a non-binding, advisory vote of stockholders on named executive officer compensation. The Board believes this frequency is appropriate because it encourages the Company’s stockholders to evaluate executive compensation arrangements over an extended period of performance and to review the compensation of the Company’s named executive officers over a three-year period as reported in the Summary Compensation Table.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee; however, the Board values stockholders’ opinions and the Compensation Committee will take into account the outcome of the vote, among other things, when considering the frequency with which the Company will seek future stockholder votes on the Company’s executive compensation.

Vote Required

The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal.  In the event that no option receives a majority of the votes cast, the Board will consider the option that receives the highest number of votes as the recommended choice of the stockholders.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS “EVERY 3 YEARS”.

 PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT

 OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2021, effective as of October 18, 2021.  On October 18, 2021, the Audit Committee dismissed RBSM LLP (“RBSM”), as the Company’s independent registered public accounting firm.  The reports of RBSM on the Company’s financial statements for each of the two years ended December 31, 2019, and December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the years ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through October 18, 2021, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the subject matter of the disagreement in their report.  During the years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through October 18, 2021, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Contemporaneously with the Audit Committee’s dismissal of RBSM, on October 18, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP to serve as our independent registered public accounting firm, effective immediately.  During the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through October 18, 2021, we did not, nor did anyone on our behalf, consult with Deloitte & Touche LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a disagreement, or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), or a reportable event. Deloitte & Touche LLP is considered by our management to be qualified.

We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.  Although the ratification is not required by the Charter, our bylaws or other governing documents or applicable law, the Board is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice.  Even if the stockholders ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of the Company.

We expect that a representative of Deloitte & Touche LLP will be present telephonically at the Annual Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

For the years ended December 31, 2020 and 2019, RBSM billed the Company approximately $420,000 and $480,000, respectively, for their professional services.

For the years ended December 31, 2020 and 2019, Armanino, LLP (“Armanino”), our independent accounting firm providing tax services, billed the Company approximately $110,000 and $98,000, respectively, for their professional services.

	RBSM 12/31/2020	RBSM 12/31/2019	Armanino 12/31/2020	Armanino 12/31/2019
Audit Fees	$ 420,000	$ 480,000	$ -	$ -
Audit Related Fees	$ -	$ -	$ -	$ -
Tax Fees	$ -	$ -	$ 110,000	$ 98,000
All Other Fees	$ -	$ -	$ -	$ -
Total	$ 420,000	$ 480,000	$ 110,000	$ 98,000

Audit fees.  Consists of fees billed for the audit of the Company’s annual financial statements, review of the Company’s Annual Report on Form 10-K, review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

Audit-related fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees,” such as acquisition audit, audit of the Company’s financial statements, review of the Company’s Current Reports on Form 8-K, review of the Company’s registration statement on Form S-11 and Form S-4 filings.

Tax fees.  Consists of professional services rendered by a company aligned with the Company’s principal accountant for tax compliance, tax advice and tax planning.

All other fees.  The services provided by the Company’s accountants within this category consisted of advice and other services.

Pre-Approval Policy

The Audit Committee has direct responsibility to review and approve the engagement of the independent auditors to perform audit services or any permissible non-audit services.  All audit and non-audit services to be provided by the independent auditors must be approved in advance by the Audit Committee.  The Audit Committee may not engage the independent auditors to perform specific non-audit services proscribed by law or regulation.  All services performed by our independent auditors under engagements entered into were approved by the Company’s Audit Committee, pursuant to the Company’s pre-approval policy, and none was approved pursuant to the de minimis exception to the rules and regulations of the Exchange Act, Section 10A(i)(1)(B), on pre-approval.

Vote Required

The affirmative vote of a majority of the votes cast by common stockholders present in person or by proxy at the meeting is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT

Management of Mobile Infrastructure Corporation (the “Company”) is responsible for the Company’s financial statements, internal controls, accounting and financial reporting processes and compliance with applicable laws and regulations.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCOAB”) and an independent audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the PCAOB, and for expressing their opinions thereon.  The responsibility of the Audit Committee of the Board of Directors (the “Board”) is to provide general oversight of the foregoing matters, as well as engaging the Company’s independent registered public accounting firm and establishing the terms of retention.

The following is the report of the Audit Committee with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2020.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the U.S. Securities and Exchange Commission (the “SEC”), or subject to Regulation 14A or 14C, other than as provided in this Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.  Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee met and held discussions with management and RBSM LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee has reviewed and discussed the audited consolidated financial statements with management and RBSM LLP.  The Audit Committee discussed with RBSM LLP, the matters required to be discussed by the Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended, issues regarding the conduct of the audit, accounting and auditing principles and practices, and the adequacy of internal controls that could significantly affect the Company’s consolidated financial statements.

The Audit Committee also received the written disclosures and letter from RBSM LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with RBSM LLP its independence with respect to the Company for the fiscal year ending December 31, 2020.  The Audit Committee has reviewed the original proposed scope of the audit and fees.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Submitted by the Audit Committee of the Board,

Lorrence T. Kellar, Chair*

Danica Holley*

Shawn Nelson*

*The members were appointed to the Audit Committee effective October 15, 2021.  The prior members of the Audit Committee took the actions described above.

CERTAIN RELATED PERSON TRANSACTIONS

The descriptions of agreements in this “Certain Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report and other filings with the SEC.

A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company’s total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A “related person” means any person who is, or at any time since January 1, 2019 was:

•	a director, a nominee for director or an executive officer of the Company;

•	known to us to be the beneficial owner of more than 5.0% of the outstanding shares of common stock when a transaction in which such person had a direct or indirect material interest occurred or existed;

•	an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•	a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted a written Code of Ethics that describe the consideration and approval of related person transactions. Under the Code of Ethics, we may not enter into a transaction from which any director or executive officer, any member of the immediate family of any director or executive officer or other related person, may derive an improper benefit, unless that transaction has been disclosed or made known to our Board and a majority of the Board (including a majority of the Independent Directors) not otherwise interested in the transaction reviews and approves or ratifies the transaction by affirmative vote as fair and reasonable to the Company and on terms not less favorable to the Company than those available from unaffiliated third parties. In determining whether to approve or ratify a transaction, our Board (including a majority of the Independent Directors) not otherwise interested in the transaction, as the case may be, shall also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified in accordance with our policies, Code of Ethics, Charter and Bylaws, each as described above, and Maryland law. In the event of doubt, an officer or director of the company must disclose a suspected related person transaction to the Director of Compliance, who may then engage the Chair of the Audit Committee to determine if the transaction requires the approvals set forth in the Code of Ethics. A copy of our Code of Ethics is available on our website, www.mobileIT.com.

Certain Conflict Mitigation Measures

In order to reduce or mitigate certain potential conflicts of interests, the Company has adopted the procedures set forth below, which includes procedures imposed by the NASAA REIT Guidelines.  The Company will no longer be subject to the requirements of the NASAA REIT Guidelines if and when the Company lists its shares on a national securities exchange and amends the Charter.

Independent Directors

Pursuant to the NASAA REIT Guidelines, the Charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with the Sponsor or the Advisor.  A director is deemed to be associated with the Sponsor or the Advisor if he or she owns any interest in, is employed by, is an officer or director of, or has any material business or professional relationship with the Sponsor, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three (3) REITs sponsored by the Sponsor or advised by the Advisor.  A business or professional relationship will be deemed material per se if the gross revenue derived by the director from the Sponsor, the Advisor or any of their affiliates exceeds five percent (5%) of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis.  An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers-or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Company, the Sponsor, the Advisor or any of its affiliates.

A majority of the members of the Board, including a majority of the independent directors, must determine the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is fair and reasonable to us.  The Company’s independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the full Board or the Advisor or its affiliates could reasonably be compromised.  However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board or which is otherwise not within their authority.  The independent directors, as a group, are authorized to retain their own legal and financial advisors.  Among the matters we expect the independent directors to review and act upon are:

•	transactions with affiliates, including our directors and officers;

•	awards under our equity incentive plan; and

•	pursuit of a potential liquidity event.

Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both the Board and the independent directors.

The Company’s Acquisitions

The Company will not purchase or lease assets in which any of the Company’s directors or any of their affiliates has an interest without a determination by a majority of the Company’s directors (including a majority of the independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to the Sponsor, the Advisor, the director or the affiliated seller or lessor, unless there is substantial justification for the excess amount and such excess is reasonable.  In no event may the Company acquire any such asset at an amount in excess of its current appraised value.

The consideration the Company pays for real property will ordinarily be based on the fair market value of the property as determined by a majority of the members of the Board or the members of a duly authorized committee of the board.  In cases in which a majority of the Company’s independent directors so determine, and in all cases in which real property is acquired from any of the Company’s directors or any of their affiliates, the fair market value shall be determined by an independent expert selected by the Company’s independent directors not otherwise interested in the transaction.

Pursuant to the Stockholders’ Agreement described below, until such time as the Stockholders’ Agreement is terminated, the prior approval of one Incumbent Director and a majority of the Color Up Designated Directors shall be required for certain transactions, including without limitation, (i) any merger or sale of the Company or substantially all its assets, (ii) amendments to the Company’s Charter or bylaws, (iii) the authorization or issuance of any equity securities or any securities convertible into or exercisable for equity securities of the Company, (iv) any change in the authorized number of directors of the Board or establishment or abolition of any committee thereof; (v) any incurrence or repayment of indebtedness in an aggregate amount over a certain threshold, (vi) any declaration of dividends, (vii) any appointment or termination of any person as the chief executive officer, president or chief financial officer of the Company, (viii) any related party transactions, (ix) any amendment or waiver, or termination of certain provisions, of the Stockholders’ Agreement or (x) any amendment or waiver of the Tax Matters Agreement or the Warrant Agreement, each as described below.

Loans

The Company will not make any loans to the Company’s directors or officers or any of their affiliates (other than mortgage loans complying with the limitations set forth in Section V.K.3 of the NASAA REIT Guidelines or loans to wholly owned subsidiaries).  In addition, the Company will not borrow from these affiliates unless a majority of the members of the Board (including a majority of the independent directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties.  These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the Board.

Other Transactions Involving Affiliates

A majority of the Company’s directors, including a majority of the independent directors not otherwise interested in the transaction, must conclude that all other transactions between the Company and the Sponsor, the Advisor, any of the Company’s directors or any of their affiliates are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.  To the extent that the Company contemplates any transactions with affiliates, members of the Board who serve on the board of the affiliated entity will be deemed “interested directors” and will not participate in approving or making other substantive decisions with respect to such related party transactions.

Issuance of Options and Warrants to Certain Affiliates

Until the Company’s shares of common stock are listed on a national securities exchange, the Company will not issue options or warrants to purchase our common stock to any of the Company’s directors or any of their affiliates, except on the same terms as such options or warrants, if any, are sold to the general public.  We may issue options or warrants to persons other than the Company’s directors and their affiliates prior to listing the Company’s common stock on a national securities exchange, but not at an exercise price less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Board has a market value less than the value of such option or warrant on the date of grant.  Any options or warrants we issue to the Advisor, the Sponsor or any of their affiliates shall not exceed an amount equal to 10% of the outstanding shares of the Company’s common stock on the date of grant.

Relationship with Color Up, Bombe and Affiliates Thereof

Prior to August 25, 2021, a special committee (the “Special Committee”) of the Board consisting of John E. Dawson, Robert J. Aalberts and Shawn Nelson approved the Equity Purchase and Contribution Agreement (the “Purchase Agreement”) described below. In connection with the Closing of the transactions contemplated by the Purchase Agreement (collectively, the “Transaction”), Messrs. Dawson, Aalberts and Shustek resigned their directorships and Manuel Chavez, III, Stephanie Hogue, Jeffrey B. Osher, Lorrence T. Kellar, Danica Holley and Damon Jones were elected to the Company’s Board.

Color Up was formed for the purpose of consummating the transactions contemplated by the Purchase Agreement and investing in the shares of common stock. Mr. Chavez, a Manager and the Chief Executive Officer of Color Up, was elected Chairman of the Board and Chief Executive Officer of the Company, effective August 25, 2021. Ms. Hogue, a Manager and the President of Color Up, was elected President of the Company and a member of the Board, effective August 25, 2021. Both Mr. Chavez and Ms. Hogue are Managing Partners of Bombe. Mr. Osher, also a Manager of Color Up, was elected to the Board, effective August 25, 2021. Mr. Osher is a control person of HS3, and is portfolio manager of No Street GP LP, a registered investment adviser. On August 25, 2021, the Company also entered into the 2021 Employment Agreements with each of Mr. Chavez and Ms. Hogue as more fully described in this Proxy Statement.

As of November 12, 2021, Mr. Chavez, Ms. Hogue and Mr. Osher beneficially owned through Color Up, 2,624,831 shares of common stock, or 33.81% of the outstanding common stock as of such date, warrants to purchase 1,702,128 shares of common stock and 7,481,668 OP Units, or  approximately 44.2% of the outstanding OP Units as of such date, and Mr. Osher beneficially owned through HS3 an additional 1,702,128 OP Units or approximately 10.1% of the outstanding OP Units as of such date, and 425,532 Class A Units.

Equity Purchase and Contribution Agreement

On January 8, 2021, the Company entered into the Purchase Agreement by and among the Company, the Operating Partnership, Vestin Realty Mortgage I, Inc., (“VRMI”), Vestin Realty Mortgage II, Inc. (“VRMII”) and Michael V. Shustek (collectively, the “Former Advisor”) and Color Up. The transactions contemplated in the Purchase Agreement closed on August 25, 2021 (the “Closing”) and, pursuant to the Purchase Agreement, at the Closing: (i) the Operating Partnership issued a number of newly-issued common units of limited partnership of the Operating Partnership equal to (a) the sum of (x) $39,000,000 (less the outstanding principal amount of the Loan or the Advance (each as described below), if any), plus (y) the value of all of the issued and outstanding equity interests of certain property owning entities (the “Contributed Interests”), determined in accordance with the Purchase Agreement, divided by (b) $11.75 (the “OP Unit Consideration”), which OP Unit Consideration was subject to adjustment for customary real estate prorations; (ii) Color Up contributed to the Operating Partnership (a) cash consideration of $35,000,000, less principal amounts outstanding under the Loan or the Advance (each as defined below), (b) certain technology and (c) the Contributed Interests; (iii) the Company issued to Color Up Warrants to purchase up to 1,702,128 shares of Common Stock, at an exercise price of $11.75 per share for an aggregate cash purchase price of up to $20,000,000; (iv) the Former Advisor (a) contributed 175,000 shares of Common Stock to a settlement escrow or equivalent vehicle to be established in accordance with a contemplated Settlement (as defined in the Purchase Agreement) (the “Settlement Escrow”) and (b) surrendered its claim to 400,000 shares of Common Stock due to the Former Advisor from the Company on December 31, 2021; and (v) Color Up purchased (a) 1,549,324 shares of common stock from the Former Advisor and its affiliates and (b) 175,000 shares of common stock from the Settlement Escrow, in each case, at a price of $11.75 per share. The Contributed Interests consist of high-quality parking assets totaling approximately 1,201,000 square feet. In exchange for the cash consideration, the transfer of technology and the Contributed Interests, the Operating Partnership issued 7,323,101 newly-issued OP Units to Color Up.

The Company and the Operating Partnership also agreed to issue additional OP Units to Color Up for certain costs of the Company that (a) were paid after December 31, 2020 and (b) were required to be paid by the Company in connection with the Transaction (collectively, the “Restricted Payables”). The Operating Partnership issued to Color Up additional OP Units for no additional consideration in an amount equal to (i) with respect to the portion of any Restricted Payables greater than $10,000,000 but less than or equal to $15,000,000, 7.00% of the amount of such portion divided by $11.75, rounded to the nearest whole unit and (ii) with respect to any portion of the Restricted Payables in excess of $15,000,000, the amount of such portion, plus 7.00% of such portion, divided by $11.75, rounded to the nearest whole unit. As a result of the Restricted Payables outstanding at the Closing, Color Up was issued an additional 27,418 OP Units.

In addition, in accordance with the terms and conditions of the Purchase Agreement, Color Up advanced, at the written request of the Company, $257,000 in connection with the termination of certain third-party contracts on terms acceptable to Color Up (the “Advance”).  At the Closing, Color Up was issued an additional 21,872 OP Units with respect to the Advance.

The Purchase Agreement further provided that if the Closing did not occur on or before June 1, 2021, Color Up would, upon written request of the Company, provide an unsecured line of credit to the Company in an aggregate principal amount of up to $400,000 per month, at an interest rate equal to 7.0%, the full amount of which accrued immediately upon funding, with a term extending through the earlier of (i) the closing date and (ii) December 31, 2021; provided that the total principal amount outstanding did not exceed $2,000,000 (collectively, the “Loan”). Pursuant to the Purchase Agreement, at the Closing, the outstanding principal balance and any unpaid accrued interest under the Loan (the “Outstanding Balance”) was automatically converted into OP Units at a conversion price equal to the quotient of the Outstanding Balance divided by $11.75, rounded to the nearest whole unit. At the Closing, the Outstanding Balance was $1,284,000, which was automatically converted into 109,277 OP Units issued to Color Up.

After giving effect to the transactions described above, Color Up acquired 7,481,668 OP Units and owned approximately 49.2% of the partnership interest of the Operating Partnership.

At the Closing, Mr. Shustek resigned as a director and officer of the Company and its subsidiaries and Mr. Chavez became the Chief Executive Officer of the Company and Ms. Hogue became the President of the Company. Mr. Shustek no longer owns any shares of the Company and is no longer affiliated with the Company or any of its subsidiaries.

J. Kevin Bland, the Company’s Chief Financial Officer prior to the Closing continues to serve as the Chief Financial Officer pursuant to his existing 2019 Employment Agreement. Each of Mr. Shustek, Mr. Huberty, Mr. Dawson and Mr. Aalberts entered into an indemnification agreement with the Company. The Chief Executive Officer, President and current directors of the Company have entered into similar indemnification agreements with the Company.

Tender Offer

Pursuant to the Purchase Agreement, Color Up agreed that, as promptly as practicable after the Closing, it would commence a tender offer to purchase up to 900,506 of the outstanding shares of common stock of the Company, at a purchase price of $11.75 per share, net to the applicable seller in cash, without interest, subject to any required withholding tax (the “Tender Offer”) and the Company agreed (i) that prior to the Closing, the Board would recommend that stockholders accept the Tender Offer and (ii) to take all steps necessary to cause any offering memorandum relating to the Tender Offer to be distributed to the Company’s stockholders. In the event that the Company’s stockholders tender a number of shares less than the Tender Offer amount, the Company agreed to, at Color Up’s sole discretion, offer to issue and sell to Color Up the Company Backstop such that Color Up may acquire a total number of shares equal to the Tender Offer amount after giving effect to the Tender Offer and the Company Backstop.

On October 5, 2021, Color Up commenced the Tender Offer upon the terms and subject to the conditions set forth in that certain Offer to Purchase, dated October 5, 2021 and in the related Letter of Transmittal, copies of which are attached as exhibits to Schedule TO filed with the SEC on October 5, 2021, and the Board recommended that the stockholders of the Company accept the offer by Color Up to purchase up to 900,506 of the outstanding shares of common stock of the Company and tender their shares of common stock pursuant to the Tender Offer.  On November 8, 2021, Color Up, following the expiration of the Tender Offer on November 5, 2021, accepted for purchase an aggregate of 878,082 shares of common stock that had been validly tendered and not validly withdrawn pursuant to the Tender Offer at $11.75 per share, or an aggregate consideration of $10,317,468.  Also on November 8, 2021, the Company and Color Up entered into a subscription agreement pursuant to which Color Up purchased the remaining 22,424 shares of common stock not tendered in the Tender Offer pursuant to the Company Backstop at $11.75 per share, or an aggregate consideration of $263,482.

Stockholders’ Agreement

The Company entered into a Stockholders’ Agreement with Color Up on August 25, 2021, pursuant to which, until such time as the Stockholders’ Agreement is terminated, the prior approval of one Incumbent Director and a majority of the Color Up Designated Directors shall be required for certain transactions, including without limitation, (i) any merger or sale of the Company or substantially all its assets, (ii) amendments to the Company’s Charter or bylaws, (iii) the authorization or issuance of any equity securities or any securities convertible into or exercisable for equity securities of the Company, (iv) any change in the authorized number of directors of the Board or establishment or abolition of any committee thereof; (v) any incurrence or repayment of indebtedness in an aggregate amount over a certain threshold, (vi) any declaration of dividends, (vii) any appointment or termination of any person as the chief executive officer, president or chief financial officer of the Company, (viii) any related party transactions, (ix) any amendment or waiver, or termination of certain provisions, of the Stockholders’ Agreement or (x) any amendment or waiver of the Tax Matters Agreement or the Warrant Agreement, each as described below.

The Stockholders’ Agreement also contains certain standstill provisions restricting, subject to certain customary exclusions, Color Up from, among other things, acquiring (or seeking or making any proposal or offer with respect to acquiring) additional shares of common stock or any security convertible into common stock or any assets of the Company. In addition, the Company has agreed that, in the event the Company proposes to issue additional securities, Color Up will have the right to purchase an amount of securities so that its ownership percentage will not be diluted by the issuance of additional securities.  Under the terms of the Stockholders’ Agreement, except for limited circumstances, Color Up is prohibited from selling or transferring its shares of common stock until six months following a Liquidity Event (defined as an initial public offering or a listing of the shares of common stock on a national securities exchange). A transfer of any of Color Up’s shares of common stock to a Permitted Transferee (defined to include any member of Color Up) is permissible under the Stockholders’ Agreement. Except for the transfer restrictions set forth above, the Stockholders’ Agreement terminates upon a Liquidity Event or written agreement of the parties.  Until a Liquidity Event and subject to certain limited exceptions, Color Up (and its Permitted Transferees) are prohibited from, directly or indirectly, (i) having an ownership interest in, or permitting such party’s name to be used in connection with, any business in any central business district in North America which is primarily engaged in the business of acquiring, investing in, owning, operating or leasing parking lots or parking garages and (ii) soliciting or attempting to solicit any clients or customers of the Company or any of its subsidiaries for the purpose of diverting their business or service from the Company or any of its subsidiaries.

Tax Matters Agreement

On August 25, 2021, the Company, the Operating Partnership and Color Up entered into the Tax Matters Agreement (the “Tax Matters Agreement”), pursuant to which the Operating Partnership agreed to indemnify Color Up and certain affiliates and transferees of Color Up (together, the “Protected Partners”) against certain adverse tax consequences in connection with (1) (i) a taxable disposition of certain specified properties and (ii) certain dispositions of the Protected Partners’ interest in the Operating Partnership, in each case, prior to the tenth anniversary of the completion of the Transaction (or earlier, if certain conditions are satisfied); and (2) the Operating Partnership’s failure to provide the Protected Partners the opportunity to guarantee a specified amount of debt of the Operating Partnership during the period ending on the tenth anniversary of the completion of the Transaction (or earlier, if certain conditions are satisfied). In addition, and for so long as the Protected Partners own at least 20% of the units in the Operating Partnership received in the Transaction, the Company agreed to use commercially reasonable efforts to provide the Protected Partners with similar guarantee opportunities.

Warrant Agreement

On August 25, 2021, the Company entered into a Warrant Agreement (the “Warrant Agreement”), pursuant to which we issued the Warrants to purchase up to 1,702,128 of the Company’s shares of common stock, at an exercise price of $11.75 per share for an aggregate cash purchase price of up to $20,000,000. Each whole Warrant entitles the registered holder thereof to purchase one whole share of Common Stock at a price of $11.75 per Share (the “Warrant Price”), subject to adjustment as discussed below, at any time following a “Liquidity Event,” which is defined as an initial public offering and/or listing of the common stock on the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (each, a “Trading Market”). The Warrants expire five years after the date of the Warrant Agreement, at 5:00 p.m., New York City time. The Warrant Agreement provides that if the exercise of the Warrants would require the Company to obtain stockholder approval pursuant to any applicable listing standards of the Trading Market on which the common stock is listed, the Company will, at its discretion, either obtain such stockholder approval or deliver cash in lieu of shares of common stock otherwise deliverable upon the exercise of such Warrant. If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split of outstanding shares of common stock or other similar event, or decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then the number of shares of common stock issuable upon exercise of each Warrant shall be increased or decreased, as applicable, in proportion to such increase or decrease, as applicable, in outstanding shares of common stock. Whenever the number of shares of common stock purchasable upon the exercise of the Warrants is adjusted, as described above, the Warrant Price will be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of common stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of common stock so purchasable immediately thereafter. The Warrant Agreement further provides that, in lieu of issuing fractional shares, the Company will make a cash payment equal to the Fair Market Value (as defined in the Warrant Agreement) of one share of common stock multiplied by such fraction.

Securities Purchase Agreement

On November 2, 2021, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) by and among the Company, the Operating Partnership, and HS3, pursuant to which, on November 2, 2021 (the “Securities Purchase Closing Date”), the Operating Partnership issued and sold to HS3 (a) 1,702,128 newly-issued OP Units; and (b) 425,532 newly-issued Class A units of limited partnership of the Operating Partnership (“Class A Units”) which entitle HS3 to purchase up to 425,532 additional OP Units (the “Additional OP Units”) at an exercise price equal to $11.75 per Additional OP Unit, subject to adjustment as provided in the Class A Unit Agreement (as defined below), and HS3 paid to the Operating Partnership cash consideration of $20,000,000 (the “Securities Purchase Transaction”). The Securities Purchase Agreement Transaction and the Securities Purchase Agreement and related agreements were evaluated, negotiated and unanimously approved by the members of the Board who were determined by the Board to be disinterested with respect to the Securities Purchase Transaction and the Board.

Under the Securities Purchase Agreement, the parties made customary representations and warranties for transactions of this type. Pursuant to the terms of the Securities Purchase Agreement, the representations and warranties made under the Securities Purchase Agreement will survive for six months after the Securities Purchase Closing Date and the Company and the Operating Partnership, on one hand, and HS3, on the other hand, will indemnify each other party and certain of their respective representatives against losses arising out of certain material breaches of, and certain third party claims related to, the Securities Purchase Agreement and the Securities Purchase Transactions.

In connection with the issuance of the OP Units and the Class A Units under the Securities Purchase Agreement, the Board amended and restated the limited exception to the restrictions on ownership and transfer of common stock set forth in the Charter previously granted to Color Up, the HS3 and certain of its affiliates to allow these parties to own, directly or indirectly, in the aggregate, up to 15,200,000 shares of common stock (the “Excepted Holder Limit”) and up to five percent (5%) of any outstanding class of preferred stock of the Company. The grant of this exception is conditioned upon the receipt of various representations and covenants set forth in the Request for Waiver of Ownership Limit, made by Color Up and HS3 to the Company, confirming, among other things, that none of HS3, Color Up, nor certain of their affiliates may own, directly or indirectly, more than 4.9% of the interests in a tenant of the Company (or subsidiary of the Company) that comprises more than three percent (3%) of the gross income of the Company as determined for purposes of Section 856(c)(2) of the Internal Revenue Code of 1986, as amended.  The request also includes representations intended to confirm that the Purchaser, Color Up, and certain of their affiliates’ ownership of common stock will not cause the Company to otherwise fail to qualify as a real estate investment trust for federal income tax purposes.

Registration Rights Agreement

The Company terminated its existing registration rights agreement dated as of March 29, 2019, and on August 25, 2021, entered into a separate Registration Rights Agreement with Color Up (the “Registration Rights Agreement”), pursuant to which the Company granted the Holders (as defined in the Registration Rights Agreement) certain registration rights with respect to the Registrable Securities (as defined below) of the Company. Among other things, the Registration Rights Agreement requires the Company to register (i) the shares of common stock purchased pursuant to the Purchase Agreement, (ii) shares of common stock, if any, issued upon the redemption of OP Units purchased pursuant to the Purchase Agreement, (iii) shares of common stock acquired pursuant to the Tender Offer, (iv) shares of common stock issuable upon redemption of the Warrants, (v) the Warrants and (vi) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of common stock and OP Units (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations, stock splits or otherwise) (collectively, the “Registrable Securities”). The Holders are entitled to make a written demand for registration under the Securities Act of all or part of their Registrable Securities; provided, however, that the Company is not required to file a registration statement prior to (x) 180 days after the initial listing of the Registrable Securities on a national securities exchange or (y) the expiration of any other lock-up period imposed with respect to the Registrable Securities pursuant to the Stockholders’ Agreement. In addition, the Holders are entitled to “piggy-back” registration rights to registration statements filed by the Company. The Company will bear all of the expenses incurred in connection with the filing of any such registration statement.

On November 2, 2021, the Company entered into an amended and restated registration rights agreement with Color Up and HS3 (the “A&R Registration Rights Agreement”), pursuant to which the Company granted the Holders (as defined in the A&R Registration Rights Agreement) certain registration rights with respect to the shares of common stock issuable upon redemption of Additional OP Units issued upon exercise of the Class A Units in addition to the other Registrable Securities (as defined in the Registration Rights Agreement described above).

Operating Partnership Agreement

On August 25, 2021, the Company entered into an Amended and Restated Agreement of Limited Partnership of the Operating Partnership to facilitate the transactions contemplated by the Purchase Agreement and to admit Color Up as a limited partner.

On November 2, 2021, the Company, the Operating Partnership, Color Up and HS3 entered into a Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership to facilitate the Securities Purchase Transaction which, among other things, provided for the issuance by the Operating Partnership of Class A Units having the rights and preferences as may be set forth in a Class A Unit agreement.

Class A Unit Agreement

The Operating Partnership issued the Class A Units pursuant to a Class A Unit agreement (the “Class A Unit Agreement”) also dated as of the Securities Purchase Closing Date, which provides that each whole Class A Unit entitles the registered holder thereof to purchase one whole OP Unit at a price of $11.75 per share (the “Class A Unit Price”), subject to adjustment as discussed below, at any time following a “Liquidity Event,” which is defined as an initial public offering and/or listing of the common stock of the Company on a Trading Market. The Class A Units expire five years after the date of the Class A Unit Agreement, at 5:00 PM, New York City time. The Class A Units may also be exercised on a cashless basis by surrendering Additional OP Units in lieu of payment of the aggregate Class A Unit Price at the Purchaser’s election.  If the number of outstanding OP Units is increased by a dividend payable in OP Units, or by a split-up of OP Units or other similar event, or decreased by a consolidation, combination, reverse split or reclassification of OP Units or other similar event, then the number of Additional OP Units issuable on exercise of each Class A Unit shall be increased or decreased, as applicable, in proportion to such increase or decrease, as applicable, in outstanding OP Units. Whenever the number of Additional OP Units purchasable upon the exercise of the Class A Units is adjusted, as described above, the Class A Unit Price will be adjusted (to the nearest cent) by multiplying such Class A Unit Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of OP Units redeemable upon the exercise of the Class A Units immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so redeemable immediately thereafter. The Class A Unit Agreement further provides that, in lieu of issuing fractional units, the Operating Partnership will make a cash payment equal to the Fair Market Value (as defined in the Class A Unit Agreement) of one OP Unit multiplied by such fraction.

License Agreement

On August 25, 2021, the Company entered into a Software License and Development Agreement (the “License Agreement”) with an affiliate of Bombe (the “Supplier”), pursuant to which the Company granted to the Supplier a limited, non-exclusive, non-transferable, worldwide right and license to access certain software and services for a fee of $5,000 per month.

Assignment of Litigation Agreement

On August 25, 2021, the Company also entered into an Assignment of Claims, Causes of Action, and Proceeds Agreement (the “Assignment of Litigation Agreement”) pursuant to which (i) the Company assigned to the Former Advisor all of the Company’s right, title, interest, and benefits, whether legal, equitable, or otherwise, in and to any and all of the claims and causes of action that the Company may have against certain parties and any amounts that may be recovered or awarded to the Former Advisor on such claims and (ii) the Former Advisor agreed to indemnify the Company against all liabilities in connection with the assignment.

Internalization Transactions and Related Agreements

Prior to the Internalization (as defined below), the Former Advisor or its affiliates received an asset management fee at a rate equal to 1.1% of the cost of all assets held by the Company, or the Company’s proportionate share thereof in the case of an investment made through a joint venture or other co-ownership arrangement.  Pursuant to the Amended and Restated Advisory Agreement, the asset management fee could not exceed $2 million per annum until the earlier of such time, if ever, that (i) the Company holds assets with an appraised value equal to or in excess of $500,000,000 or (ii) the Company reports AFFO equal to or greater than $0.3125 per share of common stock (an amount intended to reflect a 5% or greater annualized return on $25.00 per share of common stock) for two consecutive quarters, on a fully diluted basis.  All amounts of the asset management fee in excess of $2 million per annum, plus interest thereon at a rate of 3.5% per annum, would be due and payable by the Company no later than ninety (90) days after the condition for payment is satisfied.  For the year ended December 31, 2019, asset management fees of approximately $0.9 had been earned by the Former Advisor.  From and after May 29, 2018 (or the Valuation Date), the asset management fee was to be calculated based on the lower of the value of the Company’s assets and their historical cost.  The Company ceased payment of asset management fees effective April 1, 2019, as a result of the Internalization.

The Company was obligated to reimburse the Former Advisor or its affiliates for costs of providing administrative services, subject to the limitation that it would not reimburse the Former Advisor for any amount by which the Company’s operating expenses, at the end of the four preceding fiscal quarters (commencing after the quarter in which the Company made its first investment), exceed the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income in connection with the selection or acquisition of an investment, whether or not the Company ultimately acquires, unless the excess amount was approved by a majority of the Company’s independent directors.  The Company was not permitted to reimburse the Former Advisor for personnel costs in connection with services for which the Former Advisor received a separate fee, such as an acquisition fee, disposition fee or debt financing fee, or for the salaries and benefits paid to the Company’s executive officers.  In addition, the Company was not entitled to reimburse the Former Advisor for rent or depreciation, utilities, capital equipment or other costs of its own administrative items.  During the year ended December 31, 2019, approximately $1.4 million in operating expenses were incurred by the Former Advisor, on behalf of the Company, and were reimbursed to the Former Advisor.

On March 29, 2019, Company and the Former Advisor entered into definitive agreements to internalize the Company’s management function effective April 1, 2019 (the “Internalization”).  Since its formation, under the supervision of the Board, the Former Advisor had been responsible for managing the operations of the Company.  As part of the Internalization, among other things, the Company agreed with the Former Advisor to (i) acquire and assume substantially all of the Former Advisor assets and liabilities; (ii) terminate the Second Advisory Agreement and, for the avoidance of doubt, the Third Advisory Agreement, which by its terms would have become effective only upon a listing of our common stock on the Nasdaq Global Market; (iii) extend employment to the executives and other employees of the Former Advisor (as described above); (iv) arrange for the Former Advisor to continue to provide certain services with respect to outstanding indebtedness of the Company and its subsidiaries; and (v) lease the employees of the Former Advisor for a limited period of time prior to the time that such employees become employed by the Company.  As part of those same agreements, the Company agreed to issue to the Former Advisor, over a period of more than two and a half years, 1,600,000 shares of the common stock as the consideration (the “Consideration”) under the terms of the Contribution Agreement described further below.  The Internalization became effective as of April 1, 2019 (the “Effective Date”).

Contribution Agreement

On March 29, 2019, the Company entered into a Contribution Agreement (the “Contribution Agreement”) with the Former Advisor.  Pursuant to the Contribution Agreement, effective as of the Effective Date, the Former Advisor sold and contributed all of its assets to the Company, except for certain excluded assets as specified in the Contribution Agreement, and the Company accepted the transferred assets and agreed to assume and discharge when due all of the liabilities of the Former Advisor, except for certain retained liabilities as specified in the Contribution Agreement (the “Contribution”).

In exchange for the Contribution, the Company agreed to issue to the Former Advisor 1,600,000 shares of common stock as the Consideration.  The Consideration is issuable in four equal installments.  The first installment of 400,000 shares of common stock was issued on the Effective Date.  The second installment of 400,000 shares of common stock was issued on December 31, 2019.  The third installment of 400,000 shares of common stock was issued on December 31, 2020.  On August 25, 2021, the Company entered into an Amendment to the Contribution Agreement pursuant to which, and in connection with the closing of the transactions contemplated by the Purchase Agreement and the entry by the Company into the Settlement, the Former Advisor surrendered its claim to 400,000 shares of common stock that would otherwise be due to the Former Advisor from the Company on December 31, 2021.

In connection with the Internalization, the Company entered into the 2019 Employment Agreements with certain of its executive officers, as further described herein.  At the Closing, the 2019 Employment Agreement was terminated. In connection with his termination, Mr. Shustek received $2,400,000. In connection with the Closing, Daniel Huberty, the Company’s President and Chief Operating Officer, resigned from his positions with the Company

Commencing on the Effective Date and ending on the three year anniversary of the Effective Date (the “Non-Competition Period”), the Former Advisor agreed, on the terms set forth in the Contribution Agreement, (i) not to engage in any business in the United States which is primarily engaged in the business of acquiring, investing in, owning, operating, or leasing parking lots, parking garages or other parking facilities, and (ii) not to solicit any of the Company’s customers or employees.

Services Agreement

In connection with the Contribution Agreement and the Internalization, the Company entered into a Services Agreement, dated as of March 29, 2019 (the “Services Agreement”), with the Former Advisor (collectively, the “Manager Entities”).  Pursuant to the Services Agreement, each of the Manager Entities will perform any and all services requested by the Company in connection with any agreement pursuant to which the Company, the Operating Partnership or any of the Company’s subsidiaries borrows funds or is a guarantor with regard to any borrowed funds (such documents, collectively, the “Loan Documents”), including (i) maintaining the ownership and management structure of each Manager Entity in a manner that complies with any requirement set forth in the Loan Documents, (ii) complying with any representations, warranties and covenants in the Loan Documents and (iii) cooperating and taking all actions to comply with any request made by a lender relating to any Loan Document (collectively, the “Services”).  The Agreement became effective on March 29, 2019 and will remain in effect until the date on which the Company no longer needs any of the Services.  In consideration for the Services, the Manager Entities will be entitled to receive, beginning on the date upon which the Company completes its first capital raise after the Effective Date, $200,000 per year for four years.  On August 25, 2021, the Company entered into an Amendment to the Services Agreement providing the Former Advisor a one-time consulting fee in an amount equal to $800,000 in lieu of four annual payments of $200,000 for the services set forth therein.

Employee Leasing Agreement

In connection with the Contribution Agreement and the Internalization, the Company entered into an Employee Leasing Agreement, dated as of March 29, 2019 and effective as of the Effective Date (the “Employee Leasing Agreement”), with the Manager Entities, pursuant to which the Manager Entities will lease their employees to the Company to continue to provide services to the Company as performed by such employees immediately before the Effective Date.  The term of the Employee Leasing Agreement commenced on the Effective Date and continued until the earlier of (i) the first date on which all leased employees cease to be employed by the Former Advisor and (ii) June 30, 2019 (the “Employee Leasing Period”).  For each payroll period during the Employee Leasing Period, the Company made leased employee payments to the Former Advisor equal to the aggregate amount of all salaries, wages, benefits, and other compensation paid by the Former Advisor to the leased employees, together with all costs and expenses incurred by the Former Advisor with respect to the leased employees during the applicable payroll period.  As soon as benefit plans have been established by the Company, and the Company is otherwise ready to hire the leased employees, the Company expects to make offers of employment to the leased employees in accordance with the Contribution Agreement; provided that offers of employment must be made no later than ten days prior to the expiration of the Employee Leasing Period.  The Company has also agreed to pay directly or reimburse the Former Advisor for any paid time- off days paid to any leased employees in accordance with the Contribution Agreement and Employee Leasing Agreement.

Registration Rights Agreement

In connection with the Contribution Agreement and the Internalization, the Company entered into a Registration Rights Agreement, dated as of March 29, 2019 and effective as of the Effective Date, with the Former Advisor, VRM I and VRM II.  The Company terminated this Registration Rights Agreement, and on August 25, 2021, entered into a separate Registration Rights Agreement with Color Up.

Termination Agreement

In connection with the Contribution Agreement and Internalization, the Company, the Operating Partnership and the Former Advisor entered into a Termination Agreement, dated as of March 29, 2019 (the “Termination Agreement”), terminating each of the Management Agreements effective as of the Effective Date.  Pursuant to the Termination Agreement, except as provided in the Contribution Agreement, effective as of the Effective Date, each of the Management Agreements shall be void and shall have no effect, and no party thereto shall have any liability to the other party or parties thereto or their respective affiliates, or their respective directors, officers or employees; provided that the Termination Agreement does not relieve any party from liability for any fees or expenses accrued through the Effective Date or for any breach of the Management Agreements that arose prior to the Effective Date.

Family Relationships

Brandon Welch, our former Senior Vice President, Capital Markets, is the son-in-law of Michael V. Shustek, the Company’s former Chief Executive Officer and Chairman of the Board.  For the year ended December 31, 2019 and 2020, the Company paid Mr. Welch salary of $200,000 and $200,000, respectively. Mr. Welch’s base annual salary for 2021 was $200,000. Mr. Welch was not awarded any annual bonuses for the years ended December 31, 2019 and 2020.  Mr. Welch was also eligible to participate in the Company’s general employee benefit programs (i.e., 401K plan, health insurance, etc.). Mr. Welch resigned as Senior Vice President, Capital Markets, effective August 25, 2021.

Other Matters

Two of the Company’s Cincinnati assets, 1W7 Carpark and 222W7, are currently operated by PCA, Inc., d/b/a Park Place Parking. Park Place Parking is a private parking operator that is wholly owned by relatives of the Company’s Chief Executive Officer, Manuel Chavez III. Mr. Chavez is neither an owner nor a beneficiary of Park Place Parking. Park Place Parking has been operating these assets for four and three years, respectively. Both assets were acquired with their management agreements in place and at the same terms under which they were operating prior to the Transaction.

The Company is an equity method investor in MVP St. Louis Cardinal Lot, DST, a Delaware Statutory Trust (“MVP St. Louis”). Pursuant to the closing of the Transaction, the former Advisor and the former Chief Executive Officer, Michael V. Shustek, were replaced as manager of MVP Parking, DST, LLC by Mr. Chavez.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The  Annual Report is on file with the SEC on the web site maintained by the SEC at http://www.sec.govand is incorporated by reference into this Proxy Statement.

HOUSEHOLDING

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report To Stockholders to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by contacting our secretary at (513) 834-5110.  For future meetings, a stockholder may request separate Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report To Stockholders, or may request the householding of such materials, by contacting us as noted above.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Annual Meeting other than the matters referred to above.  As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA THE INTERNET AND TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Stephanie Hogue

Secretary

Cincinnati, Ohio

November 16, 2021

Thank you for being a stockholder of Mobile Infrastructure Corporation.

MOBILE INFRASTRUCTURE

MOBILE INFRASTRUCTURE CORPORATION
C/O BROADRIDGE FINANCIAL SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY VIRTUALLY ATTENDING THE MEETING
During The Meeting - Go to **www.virtualshareholdermeeting.com/MICORP2021**
You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62914-P34068 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOBILE INFRASTRUCTURE CORPORATION

The Board of Directors recommends you vote FOR ALL nominees for Director below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Manuel Chavez, III
02) Stephanie Hogue
03) Jeffrey B. Osher
04) Lorrence T. Kellar
05) Danica Holley
06) Damon Jones
07) Shawn Nelson

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. A non-binding advisory proposal as to whether the stockholder approval regarding the Company's executive compensation should occur every one year, every two years or every three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

To the maximum extent permitted by applicable law, the proxies, in their discretion, are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The 2021 Annual Meeting of Stockholders of Mobile Infrastructure Corporation will address the following items of business:

1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors;
2. Advisory vote to approve executive compensation;
3. Advisory vote on the frequency of the stockholder vote to approve executive compensation;
4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year; and
5. Such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, "EVERY 3 YEARS" FOR PROPOSAL 3 AND "FOR" PROPOSAL 4.

MOBILE INFRASTRUCTURE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 23, 2021 AT 9:00 AM, EASTERN TIME

Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Stockholders of Mobile Infrastructure Corporation (the "Company"), including the Company's annual report and proxy statement, are also available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. Please see the Proxy Statement for attendance instructions.

D62915-P34068

MOBILE INFRASTRUCTURE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
December 23, 2021, 9:00 a.m., Eastern time
Virtually via the Internet at
www.virtualshareholdermeeting.com/MICORP2021

The undersigned stockholder of the Company hereby appoints Manuel Chavez, III and Stephanie Hogue, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Stockholders of the Company to be held virtually via the Internet at www.virtualshareholdermeeting.com/MICORP2021, on December 23, 2021 at 9:00 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES IN PROPOSAL 1, 3 YEARS ON PROPOSAL 3 AND FOR PROPOSALS 2 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

See reverse for instructions on how to authorize a proxy.